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                                                                  EXHIBIT 10.32A

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                                AIA Document A111

                           STANDARD FORM OF AGREEMENT
                          BETWEEN OWNER AND CONTRACTOR

                        where the basis of payment is the
                           COST OF THE WORK PLUS A FEE
                   with or without a Guaranteed Maximum Price

                                  1987 EDITION

        THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES: CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION.

        The 1987 Edition of AIA Document A201. General Conditions of the Contract for Construction is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

  This document has been approved and endorsed by The Associated General Contractors of America.

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AGREEMENT

made as of the 19th day of December in the year of Nineteen Hundred and Ninety Seven.

BETWEEN the Owner:
(Name and Address)           VIVUS, INC.
                             545 Middlefield Road, Suite 200
                             Menlo Park, CA  94025

and the Contractor:          ADP MARSHALL, INC.
(Name and address)           75 Newman Avenue
                             Rumford, RI  02916

the Project is:              VIVUS MANUFACTURING FACILITY IMPROVEMENT PROJECT
                             735 and 745 Airport Road
                             Lakewood, NJ  08701

the Architect is:            O'BRIEN - ATKINS ASSOCIATES
(Name and address)           P.O. Box 12037
                             Morrisville, NC  27709

The Owner and Contractor agree as set forth below.


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                                    ARTICLE 1
                             THE CONTRACT DOCUMENTS

1.1 The Contract Documents consist of this Agreement, Conditions of the Contract General, Supplementary and other Conditions, Drawings, Specifications, addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement: these form the Contract and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 16. If anything in the other Contract Documents is inconsistent with this Agreement, this Agreement shall govern.

                                    ARTICLE 2
                            THE WORK OF THIS CONTRACT

2.1 The Contractor shall execute the entire Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others.

2.2 The Work includes Preconstruction Services (as defined in 2.3 below) and all labor, materials, equipment and services contemplated by the Construction Documents (including, without limitation, the Drawings ("Drawings") and Specifications ("Specifications") prepared by the Architect, as more particularly described in Exhibit A attached hereto and made a part hereof) for the following improvements:

        2.2.1 The installation and construction of a cold box, five thousand (5,000) square feet of office space, four (4) packaging rooms (with an equipment mezzanine overhead), shipping/receiving docks and related utilities/services within the single-story metal building located at 735 Airport Road, Lakewood, New Jersey in the area south of the existing masonry demising wall (collectively, the "735 Improvements");

        2.2.2 The installation and construction of eight thousand five hundred (8,500) square feet of "Class 10,000 Cleanrooms" and an additional forty-one thousand (41,000) square feet of space consisting of office, laboratory and warehouse space, including utilities, services and an equipment mezzanine above the proposed packaging areas therein within the single-story metal building located at 745 Airport Road, Lakewood, New Jersey, underground utility, pad and equipment site work and cleanroom validation assistance (collectively, the "745 Improvements");

        2.2.3 The installation of a cold box and related service upgrades at the E-Beam Services, Inc. facility located at 32 Melrich Road in Cranbury, New Jersey (collectively, the E-Beam Improvements"); and

        2.2.4 The installation of base cabinet, cart and counter top improvements at the Paco Facility located on Paco Way in Lakewood, New Jersey (collectively, the "Paco Improvements").





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        2.2.5 The 735 Improvements, 745 Improvements, E-Beam Improvements, and
Paco Improvements are collectively referred to herein as the "Work."

2.3 The preconstruction activities and services (the "Preconstruction Services") associated with the design and construction of the Work to be performed by the Contractor include, without limitation, the following:

        2.3.1 Provide recommendations on relative feasibility of construction methods, availability of materials and labor, time requirements for procurement, installation and construction, and factors related to cost including, costs of alternative designs or materials, preliminary budgets and possible economies.

        2.3.2 Review designs and details during their development. Advise on use and improvements, selection of materials, building systems and equipment and methods of Project delivery. Provide recommendations on relative feasibility of construction methods, availability of materials and labor, time requirements for procurement, installation and construction, and factors related to cost including, without limitation, costs of alternative designs or materials.

        2.3.3 Provide for the Architect's and the Owner's review and acceptance, and periodically update, a Project schedule that coordinates and integrates the Contractor's services hereunder and the Owner's responsibilities with anticipated construction schedules for each component of the Project.

        2.3.4 Advise on the method to be used for selecting Subcontractors and awarding Subcontracts. Review the drawings and specifications and make recommendations as required to provide that the Work of the Subcontractors is coordinated.

        2.3.5 Provide recommendations and information to the Owner and the Architect regarding the assignment of responsibilities for safety precautions and programs; temporary Project facilities; and equipment, materials and services for common use of Subcontractors.

        2.3.6 Advise on the separation of the Project into contracts for various categories of Work. Advise on the method to be used for selecting Subcontractors and awarding Subcontracts. Review the Drawings and Specifications and make recommendations as required to provide that (1) the Work of the Subcontractors is coordinated, (2) all requirements of the Project have been assigned to the appropriate Subcontract, (3) the likelihood of jurisdictional disputes has been minimized, and (4) proper coordination has been provided for phased construction.

        2.3.7 Develop a Project critical path or network construction schedule showing the relationship of the various phases of the Work which provides for all major elements such as times of commencement and completion required of each Subcontractor.

        2.3.8 Investigate and recommend a schedule for the Owner's purchase of materials, equipment and third party vendors requiring long lead time procurement, and coordinate the schedule with the early preparation of portions of the Contract Documents by the Architect.





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        2.3.9 Provide an analysis of the types and quantities of labor required for the Project and review the availability of appropriate categories of labor required for critical components of the Work. Make recommendations for actions designed to minimize adverse effects of labor shortages.

        2.3.10 Make recommendations for pre-qualification criteria for bidders and develop bidders' interest in the Project. Establish bidding schedules for each component of Work. Issue bidding documents only to bidders approved by Owner. Conduct pre-bid conferences to familiarize bidders with the bidding documents and management techniques and with any special systems, materials or methods. Cooperate with the Architect in responding to questions from bidders, and with the issuance of addenda. Receive bids and prepare bid analyses and make recommendations to the Owner for award of Subcontracts or rejection of bids.

        2.3.11 Prepare construction contracts and purchase orders for Subcontractors for Owner's approval and advise the Owner of the acceptability of Subcontractors and materials suppliers proposed by the Contractor.

2.4 The Contractor acknowledges that the Owner holds only a leasehold estate in the various premises where the Work is to be performed pursuant to separate lease agreements between the Owner and the landlords of each of the separate premises, and that such landlords have no responsibility for the Work or the Owner's obligations under this Agreement.

                                    ARTICLE 3
                           RELATIONSHIP OF THE PARTIES

3.1 The Contractor accepts the relationship of trust and confidence established by this Agreement and covenants with the Owner to cooperate with the Architect and Owner and utilize the Contractor's best skill, efforts and judgment in furthering the interests of the Owner; to furnish efficient business administration and supervision; to make best efforts to furnish at all times an adequate supply of workers and materials; and to perform the Work in the best way and most expeditious and economical manner consistent with the interests of the Owner. The Owner agrees to exercise best efforts to enable the Contractor to perform the Work in the best way and most expeditious manner by furnishing and approving in a timely way information required by the Contractor and making payments to the Contractor in accordance with requirements of the Contract Documents.

                                    ARTICLE 4
                 DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

4.1 The date of commencement is the date from which the Contract Time of Subparagraph 4.2 is measured.

4.2 The Work under this Agreement commenced in January of 1997.

4.3 On or before October 15, 1997 (the "RFE Milestone Date"), the Contractor shall complete the "Class 10,000 Cleanrooms" included as part of the 745 Improvements to the extent required for the





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installation of the Owner's process systems production equipment therein (the
"RFE Completion Milestone"). The Work associated with the RFE Completion Milestone shall not be deemed complete unless and until the Contractor has substantiated to the reasonable satisfaction of the Owner that the assembly inspection, dispensing, compounding, filling and pouching cleanrooms are functioning in strict accordance with the design parameters set forth in the Drawings and Specifications for such cleanrooms. [The Owner and the Contractor acknowledge that the RFE Completion Milestone was achieved by the Contractor on the RFE Milestone Date and that the Contractor is entitled to receive a Ninety-Six Thousand Four Hundred Twenty Dollar ($96,420) schedule incentive in connection therewith.]

4.4 The Contractor shall achieve Substantial Completion of the entire Work (except for the procurement and installation of laboratory furniture for the analytical laboratory space at 745 Airport Road, stainless steel casework and counters for the compounding areas and the "hot" USP Water System (collectively, the "Laboratory Furniture Installation")) on or before December 19, 1997 (the "Scheduled Substantial Completion Date"). Contractor is required to complete all Work related to the Laboratory Furniture Installation by no later than January 24, 1998. Time is of the essence in the completion of the Work. As more fully set forth in Article 5 hereof, the guaranteed maximum price established for the various components of the Work include contingency funds for, among other items, overtime and acceleration of the Work, which are intended to ensure that the Contractor will (1) complete all Work required for the RFE Completion Milestone by no later than the RFE Milestone Date, and (2) Substantially Complete the entire Work (except for the Laboratory Furniture Installation) by no later than the Scheduled Substantial Completion Date.

                                    ARTICLE 5
                                  CONTRACT SUM

5.1 The Owner shall pay the Contractor in current funds for the Contractor's performance of the Contract the Contract Sum consisting of the Cost of the Work as defined in Article 7 and the Contractor's Fee determined as follows:

        5.1.1 In consideration of the full and complete performance of the Work and all other related obligations of the Contractor hereunder in connection therewith, the Owner shall pay to the Contractor a sum of money equal to the "Contract Sum" which is defined to be the total of the Cost of the Work (as defined in Article 7) and the Contractor's Fee (as determined pursuant to 5.2 below). The Contract Sum is guaranteed by the Contractor not to exceed Twenty-One Million Seventy-Four Thousand Eight Hundred Dollars ($21,074,800) (the "Guaranteed Maximum Price").

5.2 Contractor's Fee. The Contractor's Fee shall be the amount equal to four and one-half percent (4.5%) of the sum of the Cost of the Work, subject to the Guaranteed Maximum Price; provided, however, that in no event will the Contractor be entitled to charge any Contractor's fee or other additional mark-up on any schedule incentive paid by the Owner to the Contractor, including, without limitation, the $96,420 schedule incentive payable by the Owner in connection with the RFE Completion Milestone.





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5.3 Construction Contingency. The Guaranteed Maximum Price shall include a contingency of Six Hundred Eighty-Two Thousand Two Hundred Seven Dollars ($682,207) (the "Construction Contingency"). It is understood that the Construction Contingency represents the maximum sum available for the Contractor's use to cover the Cost of the Work (including impact costs) resulting from events not evidenced at the time of execution of this Agreement, such as (1) refinement of details of the Drawings and Specifications within the scope and standards of quality and quantities on which the Guaranteed Maximum Price is based (but excluding additions to the scope of the Work requested by the Owner), (2) abnormal field conditions, (3) impact costs on materials and labor intended to be included as a part of the Work, but not reasonably foreseeable by the Contractor, such as impact costs on materials and labor due to Change Orders, (4) time extensions, (5) delays due to labor disputes and severe weather conditions (other than hurricanes and blizzards), (6) other causes of lost time which are not recoverable pursuant to Article 6 hereof; (7) labor disputes within transportation or manufacturing industries, fixed job site costs that continue during on-site or off-site labor disputes that materially affect job site manpower levels, (9) delays in receipt of materials not the fault of Contractor (10) costs for Subcontractor and Contractor overtime, (11) costs for expediting the delivery of necessary equipment and materials, (12) cost for higher than expected Subcontractor bids and (13) costs for bonuses to be paid by the Owner to the Contractor for completing the Work in accordance with the contract schedules.

        5.3.1  Intentionally Omitted.

        5.3.2 The Contractor shall not charge any sum to the Construction Contingency without the Owner's prior written approval, which approval shall not be unreasonably withheld or delayed. The Contractor shall deliver to the Owner all supporting back-up documentation for such charges reasonably requested by the Owner. No sums may be charged to the Construction Contingency to cover any costs disapproved by the Owner pursuant to this Section 5.3. Sums may only be charged to the extent that such amounts have been paid or are to be paid by the Contractor.

5.4 Savings. If upon final completion of the Work, the sum of the Cost of the Work and Contractor's Fee is less than the Guaranteed Maximum Price, then all such savings shall benefit the Owner; if any such sum is more than the Guaranteed Maximum Price then the Contractor shall pay such excess from its own funds, the Owner shall not be required to pay any part of such excess, and the Contractor shall have no claim against Owner on account thereof. The Guaranteed Maximum Price shall be modified only as provided by Change Order.

                                    ARTICLE 6
                               CHANGES IN THE WORK

6.1     Contracts with a Guaranteed Maximum Price

        6.1.1 Adjustments to the Guaranteed Maximum Price on account of changes in the Work may be determined by any of the methods listed in subparagraph 7.3.3 of the General Conditions, as amended by the Addendum to General Conditions.





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        6.1.2 In calculating adjustments to subcontracts (except those awarded with the Owner's prior consent on the basis of cost plus a fee), the terms "cost" and "fee" as used in Clause 7.3.3.3 of the General Conditions as amended by the Addendum to General Conditions and the terms "costs" and "a reasonable allowance for overhead and profit" as used in Subparagraph 7.3.6 of the General Conditions as amended by the Addendum to General Conditions shall have the meanings assigned to them in the General Conditions and shall not be modified by
Article 5.7 and 8 of this Agreement. Adjustments to subcontracts awarded with the Owner's prior consent on the basis of cost plus a fee shall be calculated in accordance with the terms of those subcontracts.

        6.1.3 In calculating adjustments to this Contract, the terms "cost" and "costs" as used in the above-referenced provisions of the General Conditions shall mean the Cost of the Work as defined in Article 7 of this Agreement and the terms "fee" and "a reasonable allowance for overhead and profit" shall mean the Contractor's Fee as defined in Paragraph 5.1 of this Agreement.

                                    ARTICLE 7
                             COSTS TO BE REIMBURSED

7.1 The term Cost of the Work shall mean costs necessarily incurred by the Contractor in the proper performance of the Work. Such costs shall be at rates not higher than the standard paid at the place of the Project except with prior consent of the Owner. The Cost of the Work shall include only the items set forth in this Article 7.

        7.1.1  Labor Costs

               7.1.1.1 Wages of construction workers directly employed by the Contractor to perform the construction of the Work at the site or, with the Owner's prior written agreement, at off-site workshops, pursuant to the Wage and Salary Schedule attached hereto as Exhibit A.

               7.1.1.2 Wages or salaries of the Contractor's supervisory and administrative personnel when stationed at the site with the Owner's agreement pursuant to the Wage and Salary Schedule attached hereto as Exhibit A.

               7.1.1.3 Wages and salaries of the Contractor's supervisory or administrative personnel engaged, at factories, workshops or on the road, in expediting the production or transportation of materials or equipment required for the Work, but only for that portion of their time required for the Work.

               7.1.1.4 Costs paid or incurred by the Contractor for taxes, insurance, contributions, assessments and benefits required by law or collective bargaining agreements and, for personnel not covered by such agreements, customary benefits such as sick leave, medical and health benefits, holidays, vacations and pensions, provided such costs are based on wages and salaries included in the Cost of the Work under Clauses 7.1.1.1 through 7.1.1.3.





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        7.1.2  Subcontract Costs

        Payments made by the Contractor to Subcontractors in accordance with the requirements of the subcontracts approved by Owner pursuant to Article 10.

        7.1.3 Costs of Materials and Equipment Incorporated in the Completed Construction

               7.1.3.1 Costs, including transportation, or materials and equipment incorporated or to be incorporated in the completed construction.

               7.1.3.2 Costs of materials described in the preceding Clause
7.1.3.1 in excess of those actually installed but required to provide reasonable allowance for waste and for spoilage. Unused excess materials, if any, shall be handed over to the Owner at the completion of the Work or, at the Owner's option, shall be sold by the Contractor; amounts realized, if any, from such sales shall be credited to the Owner as a deduction from the Cost of the Work.

        7.1.4 Costs of Other Materials and Equipment, Temporary Facilities and Related Items

               7.1.4.1 Costs, including transportation, installation, maintenance, dismantling and removal of materials, supplies, temporary facilities, machinery, equipment, and hand tools not customarily owned by the construction workers, which are provided by the Contractor at the site and fully consumed in the performance of the Work; and cost less salvage value on such items if not fully consumed, whether sold to others or retained by the Contractor. Cost for items previously used by the Contractor shall mean fair market value.

               7.1.4.2 Rental charges for necessary temporary facilities not provided by the Owner machinery, equipment, and hand tools not customarily owned by the construction workers, which are provided by the Contractor at the site, whether rented from the Contractor or others, and costs of transportation, installation, minor repairs and replacements, dismantling and removal thereof. Rates and quantities of equipment rented shall be subject to the Owner's prior approval.

               7.1.4.3 Costs of removal of debris from the site.

               7.1.4.4 Costs of telegrams and long-distance telephone calls, postage and parcel delivery charges, telephone service at the site and reasonable petty cash expenses of the site office.

               7.1.4.5 That portion of the reasonable travel and subsistence expenses of the Contractor's personnel incurred while traveling in discharge of duties connected with the Work only with the Owner's prior written consent.

               7.1.4.6 Costs for spares or "attic stock" as specified in the Drawings or Specifications.





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        7.1.5  Miscellaneous Costs

               7.1.5.1 That portion directly attributable to this Contract of premiums for insurance and bonds required to be carried by the Contractor under the Contract Documents.

               7.1.5.2 Sales, use or similar taxes imposed by a governmental authority which are related to the Work and for which the Contractor is liable.

               7.1.5.3 Fees and assessments for the building permit and for other permits, licenses and inspections for which the Contractor is required by the Contract Documents to pay.

               7.1.5.4 Fees of testing laboratories for tests required by the Contract Documents, except those related to defective or nonconforming Work and which do not fall within the scope of Subparagraphs 7.2.2 through 7.2.4 below.

               7.1.5.5 Royalties and license fees paid for the use of a particular design, process or product required by the Contract Documents; the cost of defending suits or claims for infringement of patent rights arising from such requirement by the Contract Documents; payments made in accordance with legal judgments against the Contractor resulting from such suits or claims and payments of settlements made with the Owner's consent; provided, however, that such costs of legal defenses, judgment and settlements shall not be included in the calculation of the Contractor's Fee or of a Guaranteed Maximum Price, if any, and provided that such royalties, fees and costs are not excluded by the last sentence of Subparagraph 3.17.1 of the General Conditions or other provisions of the Contract Documents.

               7.1.5.6 Deposits lost for causes other than the Contractor's fault or negligence.

        7.1.6  Other Costs

               7.1.6.1 Other costs incurred in the performance of the Work if and to the extent approved in advance in writing by the Owner.

               7.1.6.2 A reserve has been included as part of the Construction Contingency for Buildings 735 and 745 to address the need for the Contractor to provide supervision on second, third or weekend shifts so that the Subcontractors can staff the Project in the most productive way possible to shorten the overall Project schedule. A second shift will be permanently instituted upon commencement of the cleanroom construction in Building 745 and will continue until its effectiveness is determined by the Owner and the Contractor to be minimal. Third and weekend shift work will be scheduled at the convenience of the Subcontractors with the prior agreement of the Owner.

               7.1.6.3 A reserve for Selective Subcontractor overtime has been included in the Construction Contingency for Buildings 735 and 745 to address the need for the Contractor to induce individual Subcontractors to work on a selective overtime basis in limited areas that will have the greatest opportunity to shorten the overall Project schedule. This overtime item accounts for shift





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differentials and premiums beyond what the individual Subcontractors had planned in order to achieve the schedule milestones contained within their individual contracts. All selective Subcontractor overtime must be pre-approved by the Owner and the Contractor prior to the directive to proceed on selective overtime.

               7.1.6.4 A reserve for material expediting surcharges has been included in the Construction Contingency for Buildings 735 and 745 to address the need for the Contractor to selectively induce material suppliers and equipment venders to fabricate and/or deliver their products in a more timely fashion in concert with opportunities in the field to shorten the installation period in Project schedule. All requests to pay material expediting surcharges must be pre-approved by the Owner and the Contractor.

7.2     Emergencies:  Repairs to Damaged, Defective or Nonconforming Work

        The Cost of the Work shall also include costs described in Paragraph 7.1 which are incurred by the Contractor.

        7.2.1 In taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property, as provided in Paragraph 10.3 of the General Conditions.

        7.2.2 In repairing or correcting Work damaged or improperly executed by construction workers in the employ of the contractor, provided such damage or improper execution did not result from the fault or negligence of the Contractor or the Contractor's foremen, engineers or superintendents, or other supervisory, administrative or managerial personnel of the Contractor.

        7.2.3 In repairing damaged Work other than that described in Subparagraph 7.2.2, provided such damage did not result from the fault or negligence of the Contractor or the Contractor's personnel, and only to the extent that the cost of such repairs is not recoverable by the Contractor from others and the Contractor is not compensated therefor by insurance or otherwise.

        7.2.4 In correcting defective or nonconforming Work performed or supplied by a Subcontractor or material supplier and not corrected by them, provided such defective or nonconforming Work did not result from the fault or neglect of the Contractor or the Contractor's personnel adequately to supervise and direct the Work of the Subcontractor or material supplier, and only to the extent that the cost of correcting the defective or nonconforming Work is not recoverable by the Contractor from the Subcontractor or material supplier.

                                    ARTICLE 8
                           COSTS NOT TO BE REIMBURSED

8.1 The Cost of the Work shall not include:





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        8.1.1 Salaries and other compensation of the Contractor's personnel stationed at the Contractor's principal office or offices other than the site office, except as specifically provided in Clauses 7.1.1.2 and 7.1.1.3 or as may be provided in Article 14.

        8.1.2 Expenses of the Contractor's principal office and offices other than the site office.

        8.1.3 Overhead and general expenses, except as may be expressly included in Article 7.

        8.1.4 The Contractor's capital expenses, including interest on the Contractor's capital employed for Work.

        8.1.5 Rental costs of machinery and equipment, except as specifically provided in Clause 7.1.4.2.

        8.1.6 Except as provided in Subparagraphs 7.2.2 through 7.2.4 and Paragraph 13.5 of this Agreement, costs due to the fault, negligence or breach of the Contract Documents by the Contractor, Subcontractors, Material Suppliers, anyone directly or indirectly employed by any of them, or for whose acts any of them may be liable, including but not limited to costs for the correction of damaged, defective or nonconforming Work, disposal and replacement of materials and equipment incorrectly ordered or supplied, and making good damage to property not forming part of the Work.

        8.1.7 Any cost not specifically and expressly described in Article 7.

        8.1.8 Costs which would cause the Guaranteed Maximum Price, if any, to be exceeded.

        8.1.9 Costs, losses, expenses, bonds and/or insurance incurred by reason of the Contractor's general operations which the Contractor would customarily incur or carry without reference to Contractor's obligations under this Agreement.

        8.1.10 Losses and expenses not covered by insurance if the Contractor shall fail to obtain and/or maintain in effect the insurance required by the Contract Documents and insurance deductibles.

                                    ARTICLE 9
                         DISCOUNTS, REBATES AND REFUNDS

9.1 Cash discounts obtained on payments made by the Contractor shall accrue to the Owner if (1) before making the payment, the Contractor included them in an Application for Payment and received payment therefor from the Owner, or (2) the Owner has deposited funds with the Contractor with which to make payments; otherwise, cash discounts shall accrue to the Contractor. Trade discounts, rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Contractor shall make provisions so that they can be secured. The contractor shall notify the Owner of the availability of cash discounts and provide Owner with a





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reasonable opportunity to make the payments described in clauses (1) and (2) of the preceding sentence in order to realize such discounts.

9.2 Amounts which accrue to the Owner in accordance with the provisions of paragraph 9.1 shall be credited to the Owner as a deduction from the Cost of the Work.

                                   ARTICLE 10
                        SUBCONTRACTS AND OTHER AGREEMENTS

10.1 Those portions of the Work that the Contractor does not customarily perform with the Contractor's own personnel shall be performed under subcontracts or by other appropriate agreements with the Contractor. The Contractor shall obtain bids from Subcontractors and from suppliers of materials or equipment fabricated especially for the Work and shall deliver such bids to the Owner. The Owner will then determine, with the advice of the Contractor and subject to the reasonable objection of the Architect, which bids will be accepted. The Owner may designate specific persons or entities from whom the contractor shall obtain bids; however, if a Guaranteed Maximum Price has been established, the Owner may not prohibit the Contractor from obtaining bids from others. The Contractor shall not be required to contract with anyone to whom the Contractor has reasonable objection.

10.2 If a Guaranteed Maximum Price has been established and a specific bidder among those whose bids are delivered by the Contractor to the Owner (1) is recommended to the Owner by the Contractor; (2) is qualified to perform that portion of the Work; and (3) has submitted a bid which conforms to the requirements of the Contract Documents without reservations or exceptions, but the Owner requires that another bid be accepted; then the Contractor may require that a Change Order be issued to adjust the Guaranteed Maximum Price by the difference between the bid of the person or entity recommended to the Owner by the Contractor and the amount of the subcontract or other agreement actually signed with the person or entity designated by the Owner.

10.3 Subcontracts or other agreements shall conform to the payment provisions of Paragraphs 12.7 and 12.8, and shall not be awarded on the basis of cost plus a fee without the prior consent of the Owner.

10.4 The Contractor shall invite bids from, and enter into contracts and material orders with only Subcontractors and suppliers who have first been approved by the Owner. The Owner shall have the right to require the Contractor to include additional Subcontractors or suppliers, and/or to delete certain Subcontractors or suppliers from the list of Subcontractors and suppliers from whom the Contractor shall invite bids. For each such subcontract and purchase order, the Contractor shall receive bids from at least three (3) Subcontractors or suppliers. The Owner may attend all bid openings relating to such subcontracts and/or purchase orders. After receiving such bids, the Contractor shall analyze them and shall award the subcontract or purchase order to the Subcontractor or supplier selected by the Contractor and approved by the Owner. The Contractor shall contract solely in its own name and behalf, and not in the name or behalf of the Owner, with the specified Subcontractor or supplier. The Contractor's subcontract form shall be subject to the prior approval of the Owner and shall provide that the Subcontractor shall perform its portion of the Work in accordance with all applicable provisions of this Agreement and the other Contract Documents.

10.5 All subcontracts shall, so far as practicable, contain unit prices and any other feasible formula for use in the determination of the cost of changes in the Work and shall contain (where applicable) warranties, conditions and covenants which are substantively similar to the Contract Documents. Upon request by the Owner, the Contractor shall furnish the Owner with copies of all warranties provided by manufacturers, laborers or material suppliers relating to any subcontracts or purchase orders.

10.6 The Contractor shall hold all Subcontractors, including all persons directly or indirectly employed by them, responsible for any damages due to breach of contract or any negligent act and to endeavor diligently to effect recoveries of such damages. All subcontracts shall contain a clause approved by the Owner allowing for the direct assignment of each subcontract to the Owner upon termination or full performance of this Agreement.

10.7 Owner may require Contractor to change any Subcontractor previously approved and, if at such time Contractor is not then in default under this Agreement, the Guaranteed Maximum Price shall be increased or decreased by the difference in cost, if any, occasioned by such change.

                                   ARTICLE 11
                               ACCOUNTING RECORDS

11.1 The Contractor shall keep full and detailed accounts and exercise such controls as may be necessary for proper financial management under this Contract; the accounting and control systems shall be satisfactory to the Owner. The Owner and the Owner's accountants shall be afforded access to the Contractor's records, books, correspondence, instructions, drawings, receipts, subcontracts, purchase orders, vouchers, memoranda and other data relating to this Contract and the Contractor shall preserve these for a period of three years after final payment, or for such longer period as may be required by law.

                                   ARTICLE 12
                                PROGRESS PAYMENTS

12.1 Based upon Applications for Payment submitted to the Architect and approved by the Owner, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

12.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

12.3 Provided an Application for Payment is received by the Owner not later than the twenty-fifth (25th) day of a month, the Owner shall make payment to the Contractor not later than the thirty (30) days thereafter. If an Application for Payment is received by the Owner after the application date fixed above, payment shall be made by the Owner not later than forty-five (45) days after the Owner approves the Application for Payment.

12.4 With each Application for Payment the Contractor shall submit payrolls, petty cash accounts, receipted invoices or invoices with check vouchers attached, and any other evidence required by the Owner or Architect to demonstrate that cash disbursements already made by the Contractor on account of the Cost of the Work equal or exceed (1) progress payments already received by the Contractor; less (2) that portion of those payments attributable to the Contractor's Fee; plus (3) payrolls for the period covered by the present Application for Payment; plus (4) retainage provided in Subparagraph 12.5.4, if any, applicable to prior progress payments.

12.5    Contracts with a Guaranteed Maximum Price

        12.5.1 Each Application for Payment shall be based upon the most recent schedule of values submitted by the Contractor and approved in writing by the Owner in accordance with the Contract Documents. The schedule of values shall allocate the entire Guaranteed Maximum Price among the various portions of the Work, except that the Contractor's Fee shall be shown as a single separate item. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect and the Owner may require. This schedule, unless objected to by the Owner, shall be used as a basis for reviewing the Contractor's Applications for Payment.

        12.5.2 Applications for Payment shall show the percentage completion of each portion of the work as indicated on the approved Schedule of Values as of the end of the period covered by the Application for Payment. The percentage completion shall be the lesser of (1) the percentage of that portion of the Work which has actually been completed or (2) the percentage obtained by dividing (a) the expense which has actually been incurred by the Contractor on account of that portion of the Work for which the Contractor has made or intends to make actual payment prior to the next Application for Payment by (b) the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values.

        12.5.3 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed in accordance with the provisions of clauses 12.5.3.1 and 12.5.3.2 attached hereto as follows:

               12.5.3.1 Each Application for Payment (other than the final Application for Payment) shall include a sum equal to one hundred percent (100%) of the Cost of the Work in place which was performed through the period covered by the Application for Payment.

               12.5.3.2 Each Application for Payment (other than the final Application for Payment) shall also include the amount of the Contractor Fee determined in accordance with the provisions of 5.2 to which Contractor is entitled for the period covered by the Application for Payment; provided, however, that after the Contractor has received a total of Four Hundred Fifty Thousand Dollars ($450,000) of the Contractor Fee, all remaining Contractor Fee shall be held by the Owner as retention, and any unused retention shall be released to the Contractor within thirty (30) days after the date that the Contractor achieves the Substantial Completion of the entire Work, except for the Laboratory Furniture Installation.

               12.5.3.3 Subtract the aggregate of previous payments made by the Owner for the Cost of the Work and the Contractor's Fee.

               12.5.3.4 Subtract the shortfall, if any, indicated by the Contractor in the documentation required by Paragraph 12.4 to substantiate prior Applications for Payment, or resulting from errors subsequently discovered by the Owner's accountants in such documentation.

               12.5.3.5 Subtract amounts, if any, which the Owner has rejected as provided in Paragraph 9.5 of the General Conditions.

        12.5.4 Additional retainage, if any, shall be as follows:

        In accordance with Article 9 of the General Conditions, as amended.

12.6 Except with the Owner's prior approval, payments to Subcontractors included in the Contractor's Applications for Payment shall not exceed an amount for each Subcontractor calculated as follows:

        12.6.1 Take that portion of the Subcontract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Subcontractor's Work by the share of the total Subcontract Sum allocated to that portion in the Subcontractor's schedule of values, less retainage of _______________________ percent (______%). Pending final determination of amounts to be paid to the Subcontractor for changes in the Work, amounts not in dispute may be included as provided in Subparagraph 7.3.7 of the General Conditions even through the Subcontract Sum has not yet been adjusted by Change Order.

        12.6.2 Add that portion of the Subcontract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing, less retainage of _______________ percent (______%).

        12.6.3 Subtract the aggregate of previous payments made by the Contractor to the Subcontractor or higher amount as the Owner has paid the Contractor with respect to Subcontractor's Work.

        12.6.4 Subtract amounts, if any, which the Owner has not approved for reasons which are the fault of the Subcontractor.

        12.6.5 Add, upon Substantial Completion of the entire Work of the Contractor, a sum sufficient to increase the total payments to the Subcontractor to one hundred percent (100%) of the Subcontract Sum, less amounts, if any, for incomplete Work and unsettled claims; and, if final completion of the entire Work is thereafter materially delayed through no fault of the Subcontractor, add any additional amounts or other sum properly withheld under the Contract Documents payable on account of Work of the Subcontractor in accordance with Subparagraph 9.10.3 of the General Conditions.

The Subcontract Sum is the total amount stipulated in the subcontract to be paid by the Contractor to the Subcontractor for the Subcontractor's performance of the subcontract.

12.7 Except with the Owner's prior approval, the Contractor shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site.

12.8 In taking action on the Contractor's Applications for Payment, the Architect and the Owner shall be entitled to rely on the accuracy and completeness of the information furnished by the Contractor and shall not be deemed to represent that the Architect or the Owner has made a detailed examination, audit or arithmetic verification of the documentation submitted in accordance with Paragraph 12.4 or other supporting data; that the Architect or the Owner has made exhaustive or continuous on-site inspections or that the Architect or the Owner has made examinations to ascertain how or for what purposes the Contractor has used amounts previously paid on account of the Contract. Such examinations, audits and verifications, if required by the Owner, will be performed by the Owner's accountants acting in the sole interest of the Owner.

                                   ARTICLE 13
                                  FINAL PAYMENT

13.1 Final payment shall be made by the Owner to the Contractor when (1) the Contract has been fully performed by the Contractor except for the Contractor's responsibility to correct defective or nonconforming Work, as provided in Subparagraph 12.2.2 of the General Conditions, and to satisfy other requirements, if any, which necessarily survive final payment; (2) a final Application for Payment and a final accounting for the Cost of the Work have been submitted by the Contractor and reviewed by the Owner's accountants; and
(3) the final Application for Payment has been approved by the Owner. Such final payment shall be made by the Owner not more than 30 days after the Owner has approved the final Application for Payment and the conditions set forth in Paragraph 9.1 of the Addendum to General Conditions have been satisfied.

13.2 The amount of the final payment shall be calculated as follows:

        13.2.1 Take the sum of the Cost of the Work substantiated by the Contractor's final accounting and the Contractor's Fee; but not more than the Guaranteed Maximum Price, if any.

        13.2.2 Subtract amounts, if any, for which the Owner withholds, in whole or in part its approval of the final Application for Payment as provided in Subparagraph 9.5.1 of the General Conditions or other provisions of the Contract Documents.

        13.2.3 Subtract the aggregate of previous payments made by the Owner.

        If the aggregate of previous payments made by the Owner exceeds the amount due the Contractor, the Contractor shall reimburse the difference to the Owner.

13.3 The Owner's accountants will review and report in writing on the Contractor's final accounting within 30 days after delivery of the final accounting to the Architect and the Owner by the Contractor. Based upon such Cost of the Work as the Owner's accountants report to be substantiated by the Contractor's final accounting, and provided the other conditions of Paragraph
13.1 have been met, the Architect will, within seven days after receipt of the written report of the Owner's accountants, either make final payment to the Contractor or notify the Contractor in writing of the Owner's reasons for withholding a payment as provided in Subparagraph 9.5.1 of the General Conditions. The time periods stated in this Paragraph 13.3 supersede those stated in Subparagraph 9.4.1 of the General Conditions.

13.4 If, subsequent to final payment and at the Owner's request, the Contractor incurs costs described in Article 7 and not excluded by Article 8 to correct defective or nonconforming Work, the Owner shall reimburse the Contractor such costs and the Contractor's Fee applicable thereto on the same basis as if such costs had been incurred prior to final payment, but not in excess of the Guaranteed Maximum Price, if any. If the Contractor has participated in savings as provided in Paragraph 5.2, the amount of such savings shall be recalculated and appropriate credit given to the Owner in determining the net amount to be paid by the Owner to the Contractor.

                                   ARTICLE 14
                            MISCELLANEOUS PROVISIONS

14.1 Where reference is made in this Agreement to a provision of the General Conditions or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

14.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

        14.2.1 Two percent above the current prime rate as documented in The Wall Street Journal on the last Friday of the month of the period covered by the affected Request for Payment.

14.3    Other provisions:

        14.3.1 Contractor and all Subcontractors shall keep confidential any information required from Owner's employees or from inspection of Owner's property relating to Owner's designs, business plans, business opportunities, financial or other confidential information. Contractor and those of its employees as may be designated by Owner, and all Subcontractors, shall execute Owner's standard form confidentiality agreement.

        14.3.2 Any Work performed by Contractor or its predecessor, Marshall Contractor's Inc., prior to the date of this Agreement, shall be and hereby is incorporated into this Agreement and covered by the conditions and requirements set forth herein.

                                   ARTICLE 15
                            TERMINATION OR SUSPENSION

15.1 The Contract may be terminated by the Contractor as provided in Article 14 of the General Conditions; however, amount to be paid to the Contractor under Subparagraph 14.1.2 of the General Conditions shall not exceed the amount the Contractor would be entitled to receive under Paragraph 15.3 below, except that the Contractor's Fee shall be calculated as if the Work has been fully completed by the Contractor, including a reasonable estimate of the Cost of the Work for Work not actually completed.

15.2 If a Guaranteed Maximum Price is established in Article 5, the Contract may be terminated by the Owner for cause as provided in Article 14 of the General Conditions; however, the amount, if any, to be paid to the Contractor under Subparagraph 14.2.4. of General Conditions shall not cause the Guaranteed Maximum Price to be exceeded, nor shall it exceed the amount the Contractor would be entitled to receive under Paragraph 15.3 below.

15.3 If no Guaranteed Maximum Price is established in Article 5, the Contract may be terminated by the Owner for cause as provided in Article 14 of the General Conditions; however, the Owner shall then pay the Contractor an amount calculated as follows:

        15.3.1 Take the Cost of the Work incurred by the Contractor to the date of termination.

        15.3.2 Add the Contractor's Fee computed upon the Cost of the Work to the date of termination at the rate stated in Paragraph or, if the Contractor's Fee is stated as a fixed sum in that Paragraph, an amount which bears the same ratio to that fixed-sum Fee as Cost of the Work at the time of termination bears to a reasonable estimate of the probable Cost of the Work upon its completion.

        15.3.3 Subtract the aggregate of previous payments made by the Owner.

        The Owner shall also pay the Contractor fair compensation, either by purchase or rental at the election of the Owner, for any equipment owned by the Contractor which the Owner elects to retain and which is not otherwise included in the Cost of the Work under Subparagraph 15.3.1. To the extent that the Owner elects to take legal assignment of subcontracts and purchase orders (including rental agreements), the Contractor shall, as a condition of receiving the payments referred to in this Article 15, execute and deliver such papers and take all such steps, including the legal assignment of such subcontracts and other contractual rights of the Contract as the Owner may require for the purpose of fully vesting in the Owner the rights and benefits of the Contractor under such subcontracts or purchase orders.

15.4 The Work may be suspended by the Owner as provided in Article 14 of the General Conditions; in such case, the Guaranteed Maximum Price, if any, shall be increased as provided in Subparagraph 14.3.2 of the General Conditions except that the term "cost performance of the Contract" in that Subparagraph shall be understood to mean the Cost of the Work and the term "profit" shall be understood to mean the Contractor's Fee as described in Paragraphs 5.1 and 6.3 of this Agreement.

                                   ARTICLE 16
                        ENUMERATION OF CONTRACT DOCUMENTS

16.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

        16.1.1 The Agreement is this executed Standard Form of Agreement Between Owner and Contractor, AIA Document A111.1987 Edition.

        16.1.2 The General Conditions are the General Conditions of the Contract for Construction. AIA Document A201. 1987 Edition.

        16.1.3 The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated ____________________, and are as follows:

        [Not Applicable.]

        16.1.4 The Specifications are those contained in the Project Manual dated as in Paragraph 16.1.3, and are as follows:

        [See Exhibit B Attached.]

        16.1.5 The Drawings are as follows and are dated _______________________ unless a different date is shown below:

        [See Exhibit B Attached.]

        16.1.6 The addenda, if any, are as follows:

        Any and all Addenda to the Drawings and Specifications on Exhibit B attached hereto, and any new or supplemental drawings and specifications for the Project, issued by Owner or Architect through and including November 5, 1997.

        Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this
Article 16.

        16.1.7 Other Documents, if any, forming part of the Contract Documents are as follows:

        Exhibit A to AIA A111    -  Wage Schedule
        Exhibit B to AIA A111    -  Drawings and Specifications
        Addendum to AIA A201     -  General Conditions

        This Agreement is entered into as of the day and year first written above and is executed in at least three original copies of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.


OWNER                                          CONTRACTOR


/s/ DAVID C. YNTEMA                            /s/ S. JAMES BUSAM
---------------------------------              ---------------------------------
(Signature)                                    (Signature)


David C. Yntema, CFO                           S. James Busam, Sr. V.P.
---------------------------------              ---------------------------------
(Printed name and title)                       (Printed name and title)

                                    EXHIBIT A

                                  WAGE SCHEDULE

SCHEDULE OF STANDARD HOURLY RATES

VIVUS, INC. - Lakewood, New Jersey
                                                       Marshall Contractors Inc.

-----------------------------------------------------------------------------
    COST                                                              HOURLY
    CODE                     POSITION                   NAME           RATE
-----------------------------------------------------------------------------
   01035     Project Executive              John Magyar              $102.64

   01039     Contracts Manager              Bob Kimmel                 78.49

   01040     Project Manager                Lorranie Marsden           56.35

   01041     Gen. Superintendent            Greg Kisshauer             54.34

   01042     Superintendent-745             Dick Piscitelli            40.25
-----------------------------------------------------------------------------
   01043     2nd Shift Super.               Ken Duval                  40.25

   01044     Project Engineer               Kim Pepe                   32.20

   01144     MEP Coordinator                Gerry Consoio              44.28

   01115     MEP Super - 735                Sean Gaffney               44.27

   01115     MEP Super - 745                Ken Higby                  61.38
-----------------------------------------------------------------------------
   01215     Admin. Asst.                   Tinamarie Falasco          28.18

   01300     Tech. SVCS. Mgr.               Bob Lewis                  48.78

   01305     Estimator                      Emery Vaughn               61.38

   01305     Estimator                      Art Caron                  61.38

   01305     Estimator                      Steve Kieman               61.38
-----------------------------------------------------------------------------
   01306     Elect. Estimator               Andrea Mollo               61.38

   01306     Sr. Mech. Estimator            Phil Wald                  79.86

   01306     Mech. Estimator                Steve Pagiiuca             61.38

   01310     Sr. Scheduler                  Bob Edwards                66.41

   01310     Scheduler                      Umberto Donato             44.28
-----------------------------------------------------------------------------
   01314     Purch. Manager                 Brian Fugere               56.35

   01315     Purch. Agent                   Peter Capone               40.61

   01318     Purch. Clerical                Nancy Blatchley            23.08

   01325     Dir. Preconst. SVCS.           Mark Hanchar               90.56

   01330     Accounting Clerk               Susan Feuti                23.48
-----------------------------------------------------------------------------
   01340     Safety Manager                 Tony O'Dea                 47.46

   01370     Accounting Manager             John Habershaw             37.28

   01400     Manager - Process              Bob Graf                   66.41

   01410     Certification Coord.           Chuck White                40.25
-----------------------------------------------------------------------------

                                    EXHIBIT B

                           DRAWINGS AND SPECIFICATIONS


                                  Building 735
                             Contract Document List


DRAWINGS BY O'BRIEN ATKINS ASSOCIATES
-------------------------------------

Sheet Number                     Title                                      Date
------------                     -----                                      ----
     N/A              Cover                                           April 15, 1997

Landscape
     LA-1             Site Plan                                        April 4, 1997

Structural
     3S1              Foundation Plan                                 March 19, 1997
     3S2              Mezzanine Framing Plan                          March 19, 1997
     3S3              Details                                         March 19, 1997

Architectural
     3A-1             First Floor Plan                                April 15, 1997
     3A-2             Mezzanine Floor Plan                            March 20, 1997
     3A-3             First Floor Reflected Ceiling Plan              April 15, 1997
     3A-5             Finish Schedule/Door Schedule
                        Window & Frame Types/Details                  April 15, 1997
     3A-6             Enlarged Plans/Schedule                         April 15, 1997
     3A-7             Sections                                        April 15, 1997
     3A-8             Details                                         April 15, 1997

Plumbing - Phase 1
     3P0.1            Schedules, Symbol Legend, Building Data         March 20, 1997
     3P1.1            Floor Plan                                      March 20, 1997
     3P1.2            Floor Plans & Riser Diagrams                    March 20, 1997
     3P2.0            Fire Stop Details                               March 20, 1997

Mechanical - Phase 1

     3HVAC0.1         Legend                                          March 20, 1997
     3HVAC1.1         First floor - HVAC Ductwork Plan                March 20, 1997
     3HVAC1.2         First Floor - HVAC Piping Plan                  March 20, 1997

     3HVAC2.1         Mezzanine - Enlarged HVAC Plan                  March 20, 1997
     3HVAC2.2         Enlarged Boiler Room Plans/Sections             March 20, 1997
     3HVAC3.1         Details                                         March 20, 1997
     3HVAC3.2         Details                                         March 20, 1997
     3HVAC3.3         Firestopping Details                            March 20, 1997
     3HVAC4.1         Chilled/Hot Water Schedule                      March 20, 1997
     3HVAC4.2         Controls                                        March 20, 1997
     3HVAC5.1         Schedules                                       March 20, 1997

Electrical

     3E-1             Abbreviations/Details                           March 19, 1997
     3E-2             First Floor Lighting Plan                       March 19, 1997
     3E-3             Mezzanine Lighting Plan                         March 19, 1997
     3E-4             First Floor Power Plan                          March 19, 1997
     3E-5             Mezzanine Power Plan                            March 19, 1997
     3E-6             Single Line Diagrams                            March 19, 1997
     3E-7             Panel Schedules                                 March 19, 1997
     3E-8             Panel Schedules                                 March 19, 1997
     3E-9             Details                                         March 19, 1997

SPECIFICATIONS BY O'BRIEN ATKINS ASSOCIATES
-------------------------------------------

                      Division 3 - Concrete
                      ---------------------
     03310            Concrete                                                  #      14 pages

                      Division 5 - Metals
                      ---------------------
     05120            Structural Steel                                          #      7 pages
     05210            Steel Joists                                              #      3 pages
     05300            Metal Decking                                             #      3 pages
     05500            Miscellaneous Metals                                      #      6 pages

                      Division 6 - Wood and Plastics
                      ------------------------------
     06100            Carpentry                                                 #      4 pages
     06400            Architectural Woodwork                                    #      6 pages

                      Division 7 - Thermal and Moisture Protection
                      --------------------------------------------
     07200            Thermal Insulation                                        #      1 page
     07250            Sprayed-on Fireproofing                                   #      4 pages
     07255            Firestopping                                              #      3 pages
     07900            Joint Sealers                                             #      3 pages

                      Division 8 - Doors and Windows
                      ------------------------------
     08100            Hollow Metal Work                                         #      5 pages
     08211            Flush Wood Doors                                          #      4 pages
     08330            Overhead Coiling doors                                    #      3 pages
     08710            Builders Hardware                                         #      2 pages

                      Division 9 - Finishes
                      ---------------------
     09100            Metal Studs                                               #      4 pages
     09250            Gypsum Drywall                                            #      5 pages
     09510            Acoustical Panel Ceilings                                 #      4 pages
     09650            Resilient flooring                                        #      5 pages
     09680            Carpet                                                    #      5 pages
     09900            Carpet                                                    #      6 pages

                      Division 10 - Specialties
                      -------------------------
     10200            Louvers                                                   #      5 pages
     10400            Miscellaneous Specialties                                 #      1 page
     10618            Demountable Metal Partitions and Integrated               #      5 pages
                        Ceiling Grid

                      Division 13 - Special construction
                      ----------------------------------
     13038            Environmental Room                                        #      3 pages

                      Division 15 - Mechanical
                      ------------------------
     15010            General Mechanical                                        #      9 pages
     15020            Firestopping                                              #      3 pages
     15035            Pipe Testing                                              #      1 page
     15055            Piping Specialities and Accessories                       #      3 pages
     15100            Valves                                                    #      4 pages
     15110            Hydronic Water specialties                                #      4 pages
     15135            Meters and Gauges                                         #      2 pages
     15140            Roof Curbs, Supports & Equipment Pads                     #      1 page
     15150            Motors and Electrical Work                                #      3 pages
     15175            Variable Speed Drive                                      #      5 pages
     15190            Mechanical Identification                                 #      7 pages
     15192            Painting                                                  #      1 page
     15200            Noise Control                                             #      3 pages
     15205            Vibration Isolation                                       #      17 pages
     15250            Mechanical Insulation                                     #      9 pages
     15405            Piping and Equipment Insulation                           #      2 pages
     15409            Plumbing Pipe and Pipe Fittings                           #      2 pages
     15411            Plumbing Systems                                          #      6 pages
     15440            Plumbing Fixtures                                         #      6 pages
     15510            Pipe and Pipe Fittings                                    #      3 pages

     15540            Pumps (HVAC)                                              #      2 pages
     15556            Low Pressure Hot Water Fire Box Water Boilers             #      3 pages
     15683            Water Chiller (Air Cooled Package)                        #      3 pages
     15830            Hot Water Unit Heaters                                    #      2 pages
     15852            Air Handling Units                                        #      4 pages
     15862            Exhaust Fans                                              #      3 pages
     15885            Air Filtration                                            #      2 pages
     15891            Ductwork                                                  #      5 pages
     15910            Duct Accessories                                          #      4 pages
     15932            Air Distribution Devices                                  #      2 pages
     15933            VAV Terminals                                             #      3 pages
     15940            Chemical Treatment and Cleaning                           #      3 pages
     15950            Building Management and Automatic Temperature             #      27 pages
                        Control Systems
     15990            Testing, Adjusting, & Balancing                           #      6 pages

                      Division 16 - Electrical
                      ------------------------
     16001            Summary of Electrical Work                                #      2 pages
     16002            Electrical General Provisions                             #      10 pages
     16010            Basic Electrical Requirements                             #      6 pages
     16025            Division of Work, Divisions 15/16                         #      2 pages
     16040            Demolition                                                #      3 pages
     16110            Raceways                                                  #      12 pages
     16111            Cable Trays                                               #      5 pages
     16120            Secondary Voltage Wire and Cables                         #      7 pages
     16135            Electrical Boxes and Fittings                             #      6 pages
     16142            Electrical Connections for Equipment                      #      5 pages
     16143            Wiring Devices                                            #      6 pages
     16170            Circuit and Motor Disconnects                             #      4 pages
     16183            Molded Case Circuit Breakers (MCCB's)                     #      2 pages
     16195            Electrical Identification                                 #      5 pages
     16425            Switchboards                                              #      7 pages
     16452            Grounding                                                 #      5 pages
     16460            Transformers                                              #      5 pages
     16470            Panelboards                                               #      7 pages
     16477            Fuses, Low Voltage                                        #      3 pages
     16495            Automatic Transfer Switches                               #      8 pages
     16515            Interior Lighting Fixtures                                #      7 pages
     16621            Diesel Generator Set                                      #      8 pages
     16721            Addressable Fire Alarm System                             #      14 pages
     16741            Telephone/Data Communication System                       #      6 pages

                      Pre-Purchased Equipment
                      -----------------------
     No Section       Hot Water Heating Boilers and Air-Cooled Screw
                        Chillers                                                @      1 page

     Legend:          # These specifications were not dated by the Issuer, but were dated received by Marshall Contractors on March 20, 1997

                      @ This specification was not dated by the issuer, but was dated received by Marshall Contractors on March 19, 1997

                                 E-BEAM COLD BOX
                             CONTRACT DOCUMENT LIST

DRAWINGS BY O'BRIEN ATKINS ASSOCIATES

Sheet Number          Title                                           Date

     SK-1             Vivus, Inc. - E-Beam Cold Box               May 23, 1997

                                  BUILDING 745
                             CONTRACT DOCUMENT LIST


DRAWINGS BY O'BRIEN ATKINS ASSOCIATES
-------------------------------------

Sheet Number                     Title                                      Date
------------                     -----                                      ----
     N/A              Cover                                              April 15, 1997

Landscape

     LA-1             Site Plan                                           April 4, 1997

Structural

     4S1              Foundation Plan                                    March 19, 1997
     4S2              Mezzanine Framing Plan                             March 19, 1997
     4S3              Details                                            March 19, 1997

Architectural

     4A-1             First Floor Plan                                    April 9, 1997
     4A-2             Mezzanine Floor Plan                                april 9, 1997
     4A-3             Reflected Ceiling Plan                              April 9, 1997
     4A-4             Finish Schedule                                     April 9, 1997
     4A-5             Door Schedule/Details                               April 9, 1997
     4A-6             Enlarged Plans/Schedule                             April 9, 1997
     4A-7             Sections                                            April 9, 1997
     4A-8             Details                                             April 9, 1997

Plumbing

     4P0.1            Schedules, Symbol Legend, Building Data             April 9, 1997
     4P1.0            Floor Plan - Plumbing - DWV                         April 9, 1997
     4P1.1            Floor Plan - Plumbing - Piping Services             April 9, 1997
     4P1.2            Mezzanine Floor Plans                               April 9, 1997
     4P2.0            Enlarged Plans                                      April 9, 1997
     4P2.1            Enlarged Plans                                      April 9, 1997
     4P3.0            Plumbing Details                                    April 9, 1997
     4P3.1            Riser Diagrams                                      April 9, 1997
     4P4.0            Fire Stop Details                                   April 9, 1997

Mechanical

     4HVAC0.1         Legend                                              April 9, 1997
     4HVAC1.1         First Floor - HVAC Ductwork                         April 9, 1997
     4HVAC1.2         First Floor - HVAC Piping Plan                      April 9, 1997
     4HVAC2.1         Mezzanine - HVAC Plan                               April 9, 1997
     4HVAC2.2         Enlarged Boiler Room Plans/Sections                 April 9, 1997
     4HVAC3.1         Details                                             April 9, 1997
     4HVAC3.2         Details                                             April 9, 1997
     4HVAC3.3         Firestopping Details                                April 9, 1997
     4HVAC4.1         Chilled/Hot Water Schedule                          April 9, 1997
     4HVAC4.2         Controls                                            April 9, 1997
     4HVAC5.1         Schedules                                           April 9, 1997

Electrical

     4E-1             Abbreviations/Details                               April 9, 1997
     4E-2             First Floor Lighting Plan                           April 9, 1997
     4E-3             Mezzanine Lighting Plan                             April 9, 1997
     4E-4             First Floor Power Plan                              April 9, 1997
     4E-5             Mezzanine Power Plan                                April 9, 1997
     4E-6             Single Line Diagrams                                April 9, 1997
     4E-7             Panel Schedules                                     April 9, 1997
     4E-8             Panel Schedules                                     April 9, 1997
     4E-9             Details                                             April 9, 1997
     4E-10            Details                                             April 9, 1997


SPECIFICATIONS O'BRIEN ATKINS ASSOCIATES
----------------------------------------

Cover                 Project Manual - Upfit/Permit Package               April 9, 1997

                      Division 5 - Metals
                      -------------------
     05500            Miscellaneous Metals                                      *      6 pages

                      Division 6 - Wood and Plastics
                      ------------------------------
     06100            Carpentry                                                 *      4 pages
     06400            Architectural Woodwork                                    *      6 pages

                      Division 7 - Thermal and Moisture Protection
                      --------------------------------------------
     07200            Thermal Insulation                                        *      2 pages
     07250            Sprayed-on Fireproofing                                   *      4 pages
     07255            Firestopping                                              *      3 pages
     07900            Joint Sealers                                             *      4 pages

                      Division 8 - Doors and Windows
                      ------------------------------
     08100            Hollow Metal Work                                         *      5 pages
     08211            Flush Wood Doors                                          *      4 pages
     08330            Overhead Coiling Doors                                    *      3 pages
     08710            Builders Hardware                                         *      2 pages

                      Division 9 - Finishes
                      ---------------------
     09100            Metal Studs                                               *      4 pages
     09250            Gypsum Drywall                                            *      5 pages
     09300            Tile Work                                                 *      4 pages
     09510            Acoustical Panel Ceilings                                 *      4 pages
     09650            Resilient Flooring                                        *      5 pages
     09680            Carpet                                                    *      5 pages
     09900            Painting                                                  *      7 pages

                      Division 10 - Specialties
                      -------------------------
     10200            Louvers                                                   *      5 pages
     10400            Miscellaneous Specialties                                 *      3 pages
     10618            Demountable Metal Partitions and Integrated               *      5 pages
                        Ceiling Grid
     10650            Operable Partitions                                       *      3 pages

                      Division 11 - Equipment
                      -----------------------
     11600            Laboratory Equipment                                      *      5 pages

                      Division 12 - Furnishings
                      -------------------------
     12345            Metal Laboratory Equipment                                *      21 pages

                      Division 13 - Special Construction
                      ----------------------------------
     13038            Environmental Room                                        *      3 pages

                      Division 15 - Equipment
                      -----------------------
     15010            General Mechanical                                        #      9 pages
     15020            Firestopping                                              #      3 pages
     15035            Pipe Testing                                              #      1 page
     15055            Piping Specialties and Accessories                        #      3 pages
     15100            Valves                                                    #      4 pages
     15110            Hydronic Water Specialties                                #      4 pages
     15135            Meters and Gauges                                         #      2 pages
     15140            Roof Curbs, Supports & Equipment Pads                     #      1 page
     15150            Motors and Electrical Work                                #      3 pages
     15175            Variable Speed drive                                      #      5 pages
     15190            Mechanical Identification                                 #      7 pages
     15192            Painting                                                  #      1 page

     15200            Noise control                                             #      3 pages
     15205            Vibration Isolation                                       #      17 pages
     15250            Mechanical Insulation                                     #      9 pages
     15405            Piping and Equipment Insulation                           #      2 pages
     15409            Plumbing Pipe and Pipe Fittings                           #      2 pages
     15411            Plumbing Systems                                          #      6 pages
     15440            Plumbing Fixtures                                         #      6 pages
     15510            Pipe and Pipe Fittings                                    #      3 pages
     15540            Pumps (HVAC)                                              #      2 pages
     15556            Low Pressure Hot Water Fire Box Water Boilers             #      3 pages
     15683            Water Chiller (Air Cooled Package)                        #      3 page
     15830            Hot Water Unit Heaters                                    #      2 pages
     15852            Air Handling Units                                        #      4 pages
     15862            Exhaust Fans                                              #      3 pages
     15885            Air filtration                                            #      2 pages
     15891            Ductwork                                                  #      5 pages
     15910            Duct Accessories                                          #      4 pages
     15932            Air Distribution Devices                                  #      2 pages
     15933            VAV Terminals                                             #      3 pages
     15940            Chemical Treatment and Cleaning                           #      3 pages
     15950            Building Management and Automatic Temperature             #      27 pages
                        Control Systems
     15990            Testing, Adjusting and Balancing                          #      6 pages

                      Division 16 - Electrical
                      ------------------------
     16001            Summary of Electrical Work                                #      2 pages
     16002            Electrical General Provisions                             #      10 pages
     16010            Basic Electrical Requirements                             #      6 pages
     16025            Division of Work, Divisions 15/16                         #      2 pages
     16040            Demolition                                                #      3 pages
     16110            Raceways                                                  #      12 pages
     16111            Cable Trays                                               #      5 pages
     16120            Secondary Voltage Wire and Cables                         #      7 pages
     16135            Electrical Boxes and Fittings                             #      6 pages
     16142            Electrical Connections for Equipment                      #      5 pages
     16143            Wiring Devices                                            #      6 pages
     16170            Circuit and Motor Disconnects                             #      4 pages
     16183            Molded Case Circuit Breakers (MCCB's)                     #      2 pages
     16195            Electrical Identification                                 #      5 pages
     16425            Switchboards                                              #      7 pages
     16452            Grounding                                                 #      5 pages
     16460            Transformers                                              #      5 pages
     16470            Panelboards                                               #      7 pages
     16477            Fuses, Low Voltage                                        #      3 pages

     16495            Automatic Transfer Switches                               #      8 pages
     16515            Interior Lighting Fixtures                                #      7 pages
     16621            Diesel Generator Set                                      #      8 pages
     16721            Addressable Fire Alarm System                             #      14 pages
     16741            Telephone/Data Communication System                       #      6 pages

                      Pre-Purchased Equipment
                      -----------------------
     No Section       Hot Water Heating Boilers and Air-Cooled Screw
                        Chillers                                                @      1 page


     Legend:          * Only the cover of the project manual was dated April 9, 1997, no individual specification sections were dated.

                      # These specifications were not dated by the Issuer, but
                      were dated received by Marshall Contractors on March 20,
                      1997

                      @ This specification was not dated by the issuer, but was dated received by Marshall Contractors on March 19, 1997

                      THE AMERICAN INSTITUTE OF ARCHITECTS


--------------------------------------------------------------------------------


                                AIA Document A201

                       GENERAL CONDITIONS OF THE CONTRACT
                                FOR CONSTRUCTION

          THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES; CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS MODIFICATION


--------------------------------------------------------------------------------
                                  1987 EDITION
                                TABLE OF ARTICLES


1.      GENERAL PROVISIONS
2.      OWNER
3.      CONTRACTOR
4.      ADMINISTRATION OF THE CONTRACT
5.      SUBCONTRACTORS
6.      CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS
7.      CHANGES IN THE WORK
8.      TIME
9.      PAYMENTS AND COMPLETION
10.     PROTECTION OF PERSONS AND PROPERTY
11.     INSURANCE AND BONDS
12.     UNCOVERING AND CORRECTION OF WORK
13.     MISCELLANEOUS PROVISIONS
14.     TERMINATION OR SUSPENSION OF THE CONTRACT

        This document has been approved and endorsed by the Associated General Contractors of America.

Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, (c)1987 by The American Institute of Architects, 1735 New York Avenue, N.W., Washington, D.C., 20006. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will be subject to legal prosecutions.

                                      INDEX

ACCEPTANCE OF NONCONFORMING WORK................................................9.6.6, 9.9.3, 12.3
Acceptance of Work.............................................9.6.6, 9.8.2, 9.9.3, 9.10.1, 9.10.3
ACCESS TO WORK...................................................................3.16, 6.2.1, 12.1
Accident Prevention......................................................................4.2.3, 10
Acts and Omissions................................3.2.1, 3.2.2, 3.3.2, 3.12.8, 3.18, 4.2.3, 4.3.2,
                                                  4.3.9, 8.3.1, 10.1.4, 10.2.5, 13.4.2, 13.7, 14.1
Addenda................................................................................1.1.1, 3.11
Additional Cost, Claims for.......................................4.3.6, 4.3.7, 4.3.9, 6.1.1, 10.3
Additional Inspections and Testing......................................4.2.6, 9.8.2, 12.2.1, 13.5
Additional Time, Claims for.............................................4.3.6, 4.3.8, 4.3.9, 8.3.2
ADMINISTRATION OF THE CONTRACT..................................................3.3.3, 4, 9.4, 9.5
Advertisement or Invitation to Bid...........................................................1.1.1
Aesthetic Effect.....................................................................4.2.13, 4.5.1
ALLOWANCES.....................................................................................3.8
All-risk Insurance........................................................................11.3.1.1
APPLICATIONS FOR PAYMENT................................4.2.5, 7.3.7, 9.2, 9.3, 9.4, 9.5.1, 9.6.3,
                                                     9.8.3, 9.10.1, 9.10.3, 9.10.4, 11.1.3, 14.2.4
Approvals...................................2.4.3.3.3, 3.5, 3.10.2, 3.12.4 through 3.12.8, 3.18.3,
                                                              4.2.7, 9.3.2, 11.3.1.4, 13.4.2, 13.5
ARBITRATION.......................................................4.1.4, 4.3.2, 4.3.4, 4.4.4, 4.5,
                                                                    8.3.1, 10.1.2, 11.3.9, 11.3.10
ARCHITECT......................................................................................4.1
Architect, Definition of.....................................................................4.1.1
Architect, Extent of Authority.....................................2.4, 3.12.6, 4.2, 4.3.2, 4.3.6,
                                                                      4.4, 5.2, 6.3, 7.1.2, 7.2.1,
                                                          7.3.6, 7.4, 9.2, 9.3.1, 9.4, 9.5, 9.6.3,
                                                       9.8.2, 9.8.3, 9.10.1, 9.10.3, 12.1, 12.2.1,
                                                                    13.5.1, 13.5.2, 14.2.2, 14.2.4
Architect, Limitations of Authority and Responsibility..............................3.3.3, 3.12.8,
                                3.12.11, 4.1.2, 4.2.1, 4.2.2, 4.2.3, 4.2.6, 4.2.7, 4.2.10, 4.2.12,
                                                    4.2.13, 4.3.2, 5.2.1, 7.4, 9.4.2, 9.6.4, 9.6.6
Architect's Additional Services and Expenses...........................................2.4, 9.8.2,
                                                                         11.3.1.1, 12.2.1, 12.2.4,
                                                                            13.5.2, 13.5.3, 14.2.4
ARCHITECT'S ADMINISTRATION OF THE CONTRACT.............................................4.2, 4.3.6,
                                                                              4.3.7, 4.4, 9.4, 9.5
Architect's Approvals............................2.4, 3.5.1, 3.10.2, 3.12.6, 3.12.8, 3.18.3, 4.2.7
Architect's Authority to Reject Work..................................3.5.1, 4.2.6, 12.1.2, 12.2.1
Architect's Copyright..........................................................................1.3
Architect's Decisions........................................................4.2.6, 4.2.7, 4.2.11,
                                                                            4.2.12, 4.2.13, 4.3.2,
                                                                    4.3.6, 4.4.1, 4.4.4, 4.5, 6.3,
                                                             7.3.6, 7.3.8, 8.1.3, 8.3.1, 9.2, 9.4,
                                               9.5.1, 9.8.2, 9.9.1, 10.1.2, 13.5.2, 14.2.2, 14.2.4

Architect's Inspections.........................................4.2.2, 4.2.9, 4.3.6, 9.4.2, 9.8.2,
                                                                               9.9.2, 9.10.1, 13.5
Architect's Instructions...........................4.2.6, 4.2.7, 4.2.8, 4.3.7, 7.4.1, 12.1, 13.5.2
Architect's Interpretations..................................................4.2.11, 4.2.12, 4.3.7
Architect's On-Site Observations.......................................4.2.2, 4.2.5, 4.3.6, 9.4.2,
                                                                               9.5.1, 9.10.1, 13.5
Architect's Project Representative..........................................................4.2.10
Architect's Relationship with Contractor......................................1.1.2, 3.2.1, 3.2.2,
                                                       3.3.3, 3.5.1, 3.-.3, 3.11, 3.12.8, 3.12.11,
                                                          3.16, 3.18, 4.2.3, 4.2.4, 4.2.6, 4.2.12,
                                                      5.2, 6.2.2, 7.3.4, 9.8.2, 11.3.7, 12.1, 13.5
Architect's Relationship with Subcontractors..................................1.1.2, 4.2.3, 4.2.4,
                                                                       4.2.6, 9.6.3, 9.6.4, 11.3.-
Architect's Representations...................................................9.4.2, 9.5.1, 9.10.1
Architect's Site Visits..................................4.2.2, 4.2.5, 4.2.9, 4.3.6, 9.4.2, 9.5.1,
                                                                        9.8.2, 9.9.2, 9.10.1, 13.5
Asbestos......................................................................................10.1
Attorney's Fees.............................................................3.18.1, 9.10.2, 10.1.4
Award of Separate Contracts..................................................................6.1.1
AWARD OF SUBCONTRACT AND OTHER CONTRACTS FOR
        PORTIONS OF THE WORK...................................................................5.2
BASIC DEFINITIONS..............................................................................1.1
Bidding Requirements...................................................1.1.1, 1.1.7, 5.2.1, 11.4.1
BOILER AND MACHINERY INSURANCE..............................................................11.3.2
Bonds, Lien.................................................................................9.10.2
Bonds, Performance and Payment.......................................7.3.6.4, 9.10.3, 11.3.9, 11.4
Building Permit..............................................................................3.7.1
CAPITALIZATION.................................................................................1.4
Certificate of Substantial Completion........................................................9.8.2
CERTIFICATES FOR PAYMENT.....................................4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1,
                                       9.6.6, 9.7.1, 9.8.3, 9.10.1, 9.10.3, 13.7, 14.1.1.3, 14.2.4
Certificates of Inspection, Testing or Approval....................................3.12.11, 13.5.4
Certificates of Insurance....................................................9.3.2, 9.10.2, 11.1.3
CHANGE ORDERS....................................1.1.1, 2.4.1, 3.8.2.4, 3.11, 4.2.8, 4.3.3, 5.2.3,
                                                7.1, 7.2, 7.3.2, 8.3.1, 9.3.1.1, 9.10.3, 11.3.1.2,
                                                                            11.3.4, 11.3.9, 12.1.2
Change Orders, Definition of.................................................................7.2.1
CHANGES........................................................................................7.1
CHANGES IN THE WORK.........................................3.11, 4.2.8, 7, 8.3.1, 9.3.1.1, 10.1.3
Claim, DEFINITION of.........................................................................4.3.1
CLAIMS AND DISPUTES...................................................4.3, 4.4, 4.5, 6.2.5, 8.3.2,
                                                                    9.3.1.2, 9.3.3, 9.10.4, 10.1.4
CLAIMS AND TIMELY ASSERTION OF CLAIMS........................................................4.5.6
CLAIMS FOR ADDITIONAL COST........................................4.3.6, 4.3.7, 4.3.9, 6.1.1, 10.3

CLAIMS FOR ADDITIONAL TIME...............................................4.3.6, 4.3.8, 4.3.9, 8.32
CLAIMS FOR CONCEALED OR UNKNOWN CONDITIONS...................................................4.3.6
Claims for Damages...............................3.18, 4.3.9, 6.1.1, 6.2.5, 8.3.2, 9.5.1.2, 10.1.4
Claims Subject to Arbitration..................................................4.3.2, 4.4.4, 4.5.1
CLEANING UP..............................................................................3.15, 6.3
COMMENCEMENT OF STATUTORY LIMITATION PERIOD...................................................13.7
Commencement of the Work, Conditions Relating to............................................2.1.2,
                                         2.2.1, 3.2.1, 3.2.2, 3.7.1, 3.10.1, 3.12.6, 4.3.7, 5.2.1,
                                                  6.2.2, 8.1.2, 8.2.2, 9.2, 11.1.3, 11.3.6, 11.4.1
Commencement of the Work, Definition of......................................................8.1.2
Communications Facilitating Contract Administration............................3.9.1, 4.2.4, 5.2.1
Completion, Conditions Relating to.......................................3.11, 3.15, 4.2.2, 4.2.9,
                                            4.3.2, 9.4.2, 9.8, 9.9.1, 9.10, 11.3.5, 12.2.2, 13.7.1
COMPLETION, PAYMENTS AND.........................................................................9
Completion, Substantial.......................................4.2.9, 4.3.5.2, 8.1.1, 8.1.3, 8.2.3,
                                                                          9.8, 9.9.1, 12.2.2, 13.7
Compliance with Laws....................................1.3, 3.6, 3.7, 3.13, 4.1.1, 10.2.2, 11.1,
                                                11.3, 13.1, 13.5.1, 13.5.2, 13.6, 14.1.1, 14.2.1.3
Concealed or Unknown Conditions..............................................................4.3.6
Conditions of the Contract.....................................................1.1.1, 1.1.7, 6.1.1
Consent, Written.....................................................1.3.1, 3.12.8, 3.14.2, 4.1.2,
                                        4.3.4, 4.5.5, 9.3.2, 9.8.2, 9.9.1, 9.10.2, 9.10.3, 10.1.2,
                                                   10.1.3, 11.3.1, 11.3.1.4, 11.3.11, 13.2, 13.4.2
CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS..........................................1.1.4, 6
Construction Change Directive, Definition of.................................................7.3.1
CONSTRUCTION CHANGE DIRECTIVES.....................................1.1.1, 4.2.8, 7.1, 7.3, 9.3.1.1
Construction Schedules, Contractor's...................................................3.10, 6.1.3
CONTINGENT ASSIGNMENT OF SUBCONTRACTS..........................................................5.4
CONTINUING CONTRACT PERFORMANCE..............................................................4.3.4
Contract, Definition of......................................................................1.1.2
CONTRACT, TERMINATION OR
        SUSPENSION OF THE.......................................................4.3.7, 5.4.1.1, 14
Contract Administration..........................................................3.3.3, 4.9.4, 9.5
Contract Award and Execution, Conditions Relating to........................................3.7.1,
                                                            3.10, 5.2, 9.2, 11.1.3, 11.3.6, 11.4.1
CONTRACT DOCUMENTS, THE................................................................1.1, 1.2, 7
Contract Documents, Copies Furnished and Use of....................................1.3, 2.2.5, 5.3
Contract Documents, Definition of............................................................1.1.1
Contract Performance During Arbitration...............................................4.3.4, 4.5.3
CONTRACT SUM......................................................3.8, 4.3.6, 4.3.7, 4.4.4, 5.2.3,
                                           6.1.3, 7.2, 7.3, 9.1, 9.7, 11.3.1, 12.2.4, 12.3, 14.2.4
CONTACT SUM, Definition of.....................................................................9.1

Contract Time...................................................4.3.6, 4.3.8, 4.4.4, 7.2.1.3, 7.3,
                                                                         8.2.1, 8.3.1, 9.7, 12.1.1
Contract Time, DEFINITION of.................................................................8.1.1
CONTRACTOR.......................................................................................3
Contractor, DEFINITION of...............................................................3.1, 6.1.2
Contractor's Bid.............................................................................1.1.1
CONTRACTOR'S CONSTRUCTION SCHEDULES....................................................3.10, 6.1.3
Contractor's Employees......................................3.3.2, 3.4.2, 3.8.1, 3.9, 3.18, 4.2.3,
                                                        4.2.6, 8.1.2, 10.2, 10.3, 11.1.1, 14.2.1.1
CONTRACTORS LIABILITY INSURANCE...............................................................11.1
Contractor's Relationship with Separate Contractors
        and Owner's Forces.................................2.2.6, 3.12.5, 3.14.2, 4.2.4, 6, 12.2.5
Contractor's Relationship with Subcontractors........................................1.2.4, 3.3.2,
                                    3.18.1, 3.18.2, 5.2, 5.3, 5.4, 9.6.2, 11.3.7, 11.3.8, 14.2.1.2
Contractor's Relationship with the Architect..................................1.1.2, 3.2.1, 3.2.2,
                                3.3.3, 3.5.1, 3.7.3, 3.11, 3.12.8 3.16, 3.18, 4.2.3, 4.2.4, 4.2.6,
                                              4.2.12, 5.2, 6.2.2, 7.3.4, 9.8.2, 11.3.7, 12.1, 13.5
Contractor's Representations.............................1.2.2, 3.5.1, 3.12.7, 6.2.2, 8.2.1, 9.3.3
Contractor's Responsibility for Those Performing the Work...................3.3.2, 3.18, 4.2.3, 10
Contractor's Review of Contract Documents........................................1.2.2, 3.2, 3.7.3
Contractor's Right to Stop the Work............................................................9.7
Contractor's Right to Terminate the Contract..................................................14.1
Contractor's Submittals.....................................3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3,
                                                          7.3.6, 9.2, 9.3.1, 9.8.2, 9.9.1, 9.10.2,
                                                                    9.10.3, 10.1.2, 11.4.2, 11.4.3
Contractor's Superintendent............................................................3.9, 10.2.6
Contractor's Supervision and Construction Procedures........................................1.2.4,
                                                                 3.3, 3.4, 4.2.3, 8.2.2, 8.2.3, 10
Contractual Liability Insurance...................................................11.1.1.7, 11.2.1
Coordination and Correlation..................................................1.2.2, 1.2.4, 3.3.1,
                                                                        3.10, 3.12.7, 6.1.3, 6.2.1
Copies Furnished of Drawings and Specifications...................................1.3, 2.2.5, 3.11
Correction of Work..........................................................2.3, 2.4, 4.2.1, 9.8.2
                                                                     9.9.1, 12.1.2, 12.2, 13.7.1.3
Cost, Definition of..................................................................7.3.6, 14.3.5
Costs..............................2.4, 3.2.1, 3.7.4, 3.8.2, 3.15.2, 4.3.6, 4.3.7, 4.3.8.1, 5.2.3,
                           6.1.1, 6.2.3, 6.3, 7.3.3.3, 7.3.6, 7.3.7, 9.7, 9.8.2, 9.10.2, 11.3.1.2,
                                  11.3.1.3, 11.3.4, 11.3.9, 12.1, 12.2.1, 12.2.4, 12.2.5, 13.5, 14
CUTTING AND PATCHING...................................................................3.14, 6.2.6
Damage to Construction of Owner or Separate Contractors.....................................3.14.2
                                        6.2.4, 9.5.1.5, 10.2.1.2, 10.2.5, 10.3, 11.1, 11.3, 12.2.5
Damage to the Work......................................3.14.2, 9.9.1, 10.2.1.2, 10.2.5, 10.3,11.3
Damages, Claims for..............................3.18, 4.3.9, 6.1.1, 6.2.5, 8.3.2, 9.5.1.2, 10.1.4
Damages for Delay.......................................................6.1.1, 8.3.3, 9.5.1.6, 9.7

Date of Commencement of the Work, Definition of..............................................8.1.2
Date of Substantial Completion, Definition of................................................8.1.3
Day, Definition of...........................................................................8.1.4
Decisions of the Architect...................................4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13,
                            4.3.2, 4.3.6, 4.4.1, 4.4.4, 4.5, 6.3, 7.3.6, 7.3.8, 8.1.3, 8.3.1, 9.2,
                                          9.4, 9.5.1, 9.8.2, 9.9.1, 10.1.2, 13.5.2, 14.2.2, 14.2.4
DECISIONS TO WITHHOLD CERTIFICATION...............................................9.5, 9.7, 14.1.3
Defective or Nonconforming Work, Acceptance
        Rejection and Correction of........................................2.3, 2.4, 3.5.1, 4.2.1,
                                           4.2.6, 4.3.5, 9.5.2, 9.8.2, 9.9.1, 10.2.5, 12, 13.7.1.3
Defective Work, Definition of................................................................3.5.1
Definitions.................................1.1, 2.1.1, 3.1, 3.5.1, 3.12.1, 3.12.2, 3.12.3, 4.1.1,
                                          4.3.1, 5.1, 6.1.2, 7.2.1, 7.3.1, 7.3.6, 8.1, 9.1, 9.8.1
DELAYS AND EXTENSIONS OF TIME..............................................4.3.1, 4.3.8.1, 4.3.8.2
                                                 6.1.1, 6.2.3, 7.2.1, 7.3.1, 7.3.4, 7.3.5, 7.3.8,
                                                              7.3.9,  8.1.1, 8.3, 10.3.1, 14.1.1.4
Disputes..........................................4.1.4, 4.3, 4.4, 4.5, 6.2.5, 6.3, 7.3.8, 9.3.1.2
Documents and Samples at the Site.............................................................3.11
Drawings, Definition of......................................................................1.1.5
Drawings and Specifications, Use and Ownership of.....................1.1.1, 1.3, 2.2.5, 3.11, 5.3
Duty to Review Contract Documents and Field Conditions.........................................3.2
Effective Date of Insurance..........................................................8.2.2, 11.1.2
EMERGENCIES............................................................................4.3.7, 10.3
Employees, Contractor's..........................................3.3.2, 3.4.2, 3.8.1, 3.9, 3.18.1,
                                         3.18.2, 4.2.3, 4.2.6, 8.1.2, 10.2, 10.3, 11.1.1, 14.2.1.1
Equipment, Labor, Materials and..........................................1.1.3, 1.1.6, 3.4, 3.5.1,
                                              3.8.2, 3.12.3, 3.12.7, 3.12.11, 3.13, 3.15.1, 4.2.7,
                                                      6.2.1, 7.3.6, 9.3.2, 9.3.3, 11.3, 12.2.4, 14
Execution and Progress of the Work.......................................1.1.3, 1.2.3, 3.2, 3.4.1,
                                                  3.5.1, 4.2.2, 4.2.3, 4.3.4, 4.3.8, 6.2.2, 7.1.3,
                                                     7.3.9, 8.2, 8.3, 9.5, 9.9.1, 10.2, 14.2, 14.3
EXECUTION, CORRELATION AND INTENT of the Contract Documents.............................1.2, 3.7.1
Extension of Time...............................................4.3.1, 4.3.8, 7.2.1.3, 8.3, 10.3.1
Failure of Payment by Contractor.................................................9.5.1.3, 14.2.1.2
Failure of Payment by Owner.....................................................4.3.7, 9.7, 14.1.3
Faulty Work (See Defective or Nonconforming Work)
FINAL COMPLETION AND FINAL PAYMENT...........................................4.2.1, 4.2.9, 4.3.2,
                                                 4.3.5, 9.10, 11.1.2, 11.1.3, 11.3.5, 12.3.1, 13.7
Financial Arrangements, Owner's..............................................................2.2.1
Fire and Extended Coverage Insurance..........................................................11.3

GENERAL PROVISIONS...............................................................................1
GOVERNING LAW.................................................................................13.1
Guarantees (See Warranty and Warranties)

Hazardous Materials...................................................................10.1, 10.2.4
Identification of Contract Documents.........................................................1.2.1
Identification of Subcontractors and Suppliers...............................................5.2.1
INDEMNIFICATION.......................................3.17, 3.18, 9.10.2, 10.1.4, 11.3.1.2, 11.3.7
INFORMATION AND SERVICES REQUIRED BY THE OWNER.........................................2.1.2, 2.2,
                                    4.3.4, 6.1.3, 6.1.4, 6.2.6, 9.3.2, 9.6.1, 9.6.4, 9.8.3, 9.9.2,
                                                        9.10.3, 10.1.4, 11.2, 11.3, 13.5.1, 13.5.2
INJURY OR DAMAGE TO PERSON OR PROPERTY.......................................................4.3.9
Inspections............................................................3.3.3, 3.3.4, 3.7.1, 4.2.2,
                                            4.2.6, 4.2.9, 4.3.6, 9.4.2, 9.8.2, 9.9.2, 9.10.1, 13.5
Instructions to Bidders......................................................................1.1.1
Instructions to the Contractor................................3.8.1, 4.2.8, 5.2.1, 7, 12.1, 13.5.2
Insurance...................................4.3.9, 6.1.1, 7.3.6.4, 9.3.2, 9.8.2, 9.9.1, 9.10.2, 11
INSURANCE, BOILER AND MACHINERY.............................................................11.3.2
INSURANCE, CONTRACTOR'S LIABILITY.............................................................11.1
Insurance, Effective Date of.........................................................8.2.2, 11.1.2
INSURANCE, LOSS OF USE......................................................................11.3.3
INSURANCE, OWNER'S LIABILITY..................................................................11.2
INSURANCE, PROPERTY...................................................................10.2.5, 11.3
Insurance, Stored Materials........................................................9.3.2, 11.3.1.4

INSURANCE AND BONDS.............................................................................11
Insurance Companies, Consent to Partial Occupancy...................................9.9.1, 11.3.11
Insurance Companies, Settlement with.......................................................11.3.10
Intent of the Contract Documents..................1.2.3, 3.12.4, 4.2.6, 4.2.7, 4.2.12, 4.2.13, 7.4
INTEREST......................................................................................13.6
INTERPRETATION....................................1.2.5, 1.4, 1.5, 4.1.1, 4.3.1, 5.1, 6.1.2, 8.1.4
Interpretations, Written.....................................................4.2.11, 4.2.12, 4.3.7
Joinder and Consolidation of Claims Required.................................................4.5.6
JUDGMENT ON FINAL AWARD......................................................4.5.1, 4.5.4.1, 4.5.7
LABOR AND MATERIALS, Equipment....................................1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2,
                                                    3.12.2, 3.12.3, 3.12.7, 3.12.11, 3.13, 3.15.1,
                                                     4.2.7, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 12.2.4, 14
Labor Disputes...............................................................................8.3.1
Laws and Regulations.....................................1.3, 3.6, 3.7, 3.13, 4.1.1, 4.5.5, 4.5.7,
                                       9.9.1, 10.2.2, 11.1, 11.3, 13.1, 13.4, 13.5.1, 13.5.2, 13.6
Liens..................................................2.1.2, 4.3.2, 4.3.5.1, 8.2.2, 9.3.3, 9.10.2
LIMITATION ON CONSOLIDATION OR JOINDER.......................................................4.5.5
Limitations, Statutes of.....................................................4.5.4.2, 12.2.6, 13.7
Limitations of Authority......................................................3.3.1, 4.1.2, 4.2.1,
                                                  4.2.3, 4.2.7, 4.2.10, 5.2.2, 5.2.4, 7.4, 11.3.10





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
Limitations of Liability...............................2.3, 3.2.1, 3.5.1, 3.7.3, 3.12.8, 3.12.11,
                                   3.17, 3.18, 4.2.6, 4.2.7, 4.2.12, 6.2.2, 9.4.2, 9.6.4, 9.10.4,
                                           10.1.4, 10.2.5, 11.1.2, 11.2.1, 11.3.7, 13.4.2, 13.5.2
Limitations of Time, General..........................................2.2.1, 2.2.4, 3.2.1, 3.7.3,
                                        3.8.2, 3.10, 3.12.5, 3.15.1, 4.2.1, 4.2.7, 4.2.11, 4.3.2,
                             4.3.3,4.3.4, 4.3.6, 4.3.9, 4.5.4.2, 5.2.1, 5.2.3, 6.2.4, 7.3.4, 7.4,
                                 8.2, 9.5, 9.6.2, 9.8, 9.9, 9.10, 11.1.3, 11.3.1, 11.3.2, 11.3.5,
                                                               11.3.6, 12.2.1, 12.2.2, 13.5, 13.7
Limitations of Time, Specific......................................2.1.2, 2.2.1, 2.4, 3.10, 3.11,
                               3.15.1, 4.2.1, 4.2.11, 4.3, 4.4, 4.5, 5.3, 5.4, 7.3.5, 7.3.9, 8.2,
                             9.2, 9.3.1, 9.3.3, 9.4.1, 9.6.1, 9.7, 9.8.2, 9.10.2, 11.1.3, 11.3.6,
                                               11.3.10, 11.3.11, 12.2.2, 12.2.4, 12.2.6, 13.7, 14
LOSS OF USE INSURANCE......................................................................11.3.3
Material Suppliers............................................1.3.1, 3.12.1, 4.2.4, 4.2.6, 5.2.1,
                                                      9.3.1, 9.3.1.2, 9.3.3, 9.4.2, 9.6.5, 9.10.4
Materials, Hazardous.................................................................10.1, 10.2.4
Materials, Labor, Equipment and.................................1.1.3, 1.1.6,  3.4, 3.5.1, 3.8.2,
                                     3.12.2, 3.12.3, 3.12.7, 3.12.11, 3.13, 3.15.1, 4.2.7, 6.2.1,
                                                                  7.3.6, 9.3.2, 9.3.3, 12.2.4, 14
Means, Methods, Techniques, Sequences and Procedures of Construction...3.3.1, 4.2.3, 4.2.7, 9.4.2
MINOR CHANGES IN THE WORK...........................................1.1.1, 4.2.8, 4.3.7, 7.1, 7.4
MISCELLANEOUS PROVISIONS.......................................................................13
Modifications, Definition of................................................................1.1.1
Modifications to the Contract..........................................1.1.1, 1.1.2, 3.7.3, 3.11,
                                                               4.1.2, 4.2.1, 5.2.3, 7, 8.3.1, 9.7
MUTUAL RESPONSIBILITY.........................................................................6.2
NONCONFORMING WORK, ACCEPTANCE OF............................................................12.3
Nonconforming Work, Rejection and Correction of..........2.3.1, 4.3.5, 9.5.2, 9.8.2, 12, 13.7.1.3
Notice.........................................2.3, 2.4, 3.2.1, 3.2.2, 3.7.3, 3.7.4, 3.9, 3.12.8,
                                3.12.9, 3.17, 4.3, 4.4.4, 4.5, 5.2.1, 5.3, 5.4.1.1, 8.2.2, 9.4.1,
                                   9.5.1, 9.6.1, 9.7, 9.10, 10.1.2, 10.2.6, 11.1.3, 11.3, 12.2.2,
                                                                 12.2.4, 13.3, 13.5.1, 13.5.2, 14
NOTICE, WRITTEN...............................................2.3, 2.4, 3.9, 3.12.8, 3.12.9, 4.3,
                                 4.4.4, 4.5, 5.2.1, 5.3, 5.4.1.1, 8.2.2, 9.4.1, 9.5.1, 9.7, 9.10,
                                   10.1.2, 10.2.6, 11.1.3, 11.3, 12.2.2, 12.2.4, 13.3, 13.5.2, 14
Notice of Testing and Inspections..................................................13.5.1, 13.5.2
Notice to Proceed...........................................................................8.2.2
NOTICES, PERMITS, FEES AND......................................2.2.3, 3.7, 3.13, 7.3.6.4, 10.2.2
Observations, Architect's On-Site.................4.2.2, 4.2.5, 4.3.6, 9.4.2, 9.5.1, 9.10.1, 13.5
Observations, Contractor's...........................................................1.2.2, 3.2.2
Occupancy..............................................................9.6.6, 9.8.1, 9.9, 11.3.11
On-Site Inspections by the Architect.............4.2.2, 4.2.9, 4.3.6, 9.4.2, 9.8.2, 9.9.2, 9.10.1
On-Site Observations by the Architect........................................4.2.2, 4.2.5, 4.3.6,
                                                                       9.4.2, 9.5.1, 9.10.1, 13.5




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
Orders, Written...........................................2.3, 3.9, 4.3.7, 7, 8.2.2, 11.3.9, 12.1,
                                                                              12.2, 13.5.2, 14.3.1
OWNER............................................................................................2
Owner, DEFINITION of...........................................................................2.1
OWNER, INFORMATION AND SERVICES REQUIRED OF THE.............................................2.1.2,
                                    2.2, 4.3.4, 6, 9, 10.1.4, 11.2, 11.3, 13.5.1, 14.1.1.5, 14.1.3
Owner's Authority........................................3.8.1, 4.1.3, 4.2.9, 5.2.1, 5.2.4, 5.4.1,
                                  7.3.1, 8.2.2, 9.3.1, 9.3.2, 11.4.1, 12.2.4, 13.5.2, 14.2, 14.3.1
Owner's Financial Capability.......................................................2.2.1, 14.1.1.5
OWNER'S LIABILITY INSURANCE...................................................................11.2
Owner's Loss of Use Insurance...............................................................11.3.3
Owner's Relationship with Subcontractors....................................................1.1.2,
                                                                               5.2.1, 5.4.1, 9.6.4
Owner's Right to Carry Out the Work..........................................2.4, 12.2.4, 14.2.2.2
OWNER'S RIGHT TO CLEAN UP......................................................................6.3
OWNER'S RIGHT TO PERFORM CONSTRUCTION AND TO AWARD SEPARATE CONTRACTS..........................6.1
OWNER'S RIGHT TO STOP THE WORK..........................................................2.3, 4.3.7
Owner's Right to Suspend the Work.............................................................14.3
Owner's Right to Terminate the Contract.......................................................14.2
OWNERSHIP AND USE OF ARCHITECT'S DRAWINGS, SPECIFICATIONS AND OTHER DOCUMENTS...............1.1.1,
                                                                                   1.3, 2.2.5, 5.3
PARTIAL OCCUPANCY OR USE.......................................................9.6.6, 9.9, 11.3.11
PATCHING, CUTTING AND..................................................................3.14, 6.2.6
PATENTS, ROYALTIES AND........................................................................3.17
Patent, Applications for......................................................4.2.5, 9.2, 9.3, 9.4
                                                      9.5.1, 9.8.3, 9.10.1, 9.10.3, 9.10.4, 14.2.4
PAYMENT, CERTIFICATES FOR...........................................4.2.5, 4.2.9, 9.3.3, 9.4, 9.5,
                                9.6.1, 9.6.6, 9.7.1, 9.8.3, 9.10.1, 9.10.3, 13.7, 14.1.1.3, 14.2.4
PAYMENT, FAILURE OF................................................................4.3.7, 9.5.1.3,
                                                                   9.7, 9.10.2, 14.1.1.3, 14.2.1.2
Payment, Final..........................................4.2.1, 4.2.9, 4.3.2, 4.3.5, 9.10, 11.1.2,
                                                                            11.1.3, 11.3.5, 12.3.1
PAYMENT BOND, PERFORMANCE BOND AND.......................................................7.3.6.4,
                                                                              9.10.3, 11.3.9, 11.4
Payments, Progress.................................................................4.3.4, 9.3, 9.6
                                                                       9.8.3, 9.10.3, 13.6, 14.2.3
PAYMENTS AND COMPLETION......................................................................9, 14
Payments to Subcontractors........................................................5.4.2, 9.5.1.3,
                                                             9.6.2, 9.6.3, 9.6.4, 11.3.8, 14.2.1.2
PCB...........................................................................................10.1
Performance Bond and Payment Bond........................................................7.3.6.4,
                                                                              9.10.3, 11.3.9, 11.4
PERMITS, FEES AND NOTICES........................................2.2.3, 3.7, 3.13, 7.3.6.4, 10.2.2




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
PERSONS AND PROPERTY, PROTECTION OF.............................................................10
Polychlorinated Biphenyl......................................................................10.1
Product Data, Definition of.................................................................3.12.2
PRODUCT DATA AND SAMPLES, SHOP DRAWINGS..........................................3.11, 3.12, 4.2.7
PROGRESS AND COMPLETION..........................................................4.2.2, 4.3.4, 8.2
PROGRESS PAYMENTS......................................................................4.3.4, 9.3,
                                                                  9.6, 9.8.3, 9.10.3, 13.6, 14.2.3
PROJECT, Definition of the...................................................................1.1.4
PROJECT MANUAL, Definition of the............................................................1.1.7
Project Manuals..............................................................................2.2.5
Project Representatives.....................................................................4.2.10
PROPERTY INSURANCE....................................................................10.2.5, 11.3
PROTECTION OF PERSONS AND PROPERTY..............................................................10
Regulations and Laws.............................1.3, 3.6, 3.7, 3.13, 4.1.1, 4.5.5, 4.5.7, 10.2.2,
                                                  11.1, 11.3, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14
Rejection of Work...............................................................3.5.1, 4.2.6, 12.2
Releases of Waivers and Liens...............................................................9.10.2
Representations..............................................................1.2.2, 3.5.1, 3.12.7,
                                                  6.2.2, 8.2.1, 9.3.3, 9.4.2, 9.5.1, 9.8.2, 9.10.1
Representatives......................2.1.1, 3.1.1, 3.9, 4.1.1, 4.2.1, 4.2.10, 5.1.1, 5.1.2, 13.2.1
RESOLUTION OF CLAIMS AND DISPUTES.........................................................4.4, 4.5
Responsibility for Those Performing the Work..........................3.3.2, 4.2.3, 6.1.3, 6.2, 10
Retainage...............................................9.3.1, 9.6.2, 9.8.3, 9.9.1, 9.10.2, 9.10.3
REVIEW OF CONTRACT DOCUMENTS AND FIELD CONDITIONS BY CONTRACTOR..........1.2.2, 3.2, 3.7.3, 3.12.7
Review of Contractor's Submittals by Owner and Architect...............3.10.1, 3.10.2, 3.11, 3.12,
                                                            4.2.7, 4.2.9, 5.2.1, 5.2.3, 9.2, 9.8.2
Review of Shop Drawings, Product Data and Samples by Contractor.............................3.12.5
RIGHTS AND REMEDIES................................................1.1.2, 2.3, 2.4, 3.5.1, 3.15.2,
                               4.2.6, 4.3.6, 4.5, 5.3, 6.1, 6.3, 7.3.1, 8.3.1, 9.5.1, 9.7, 10.2.5,
                                                                    10.3, 12.2.2, 12.2.4, 13.4, 14
ROYALTIES AND PATENTS.........................................................................3.17
RULES AND NOTICES FOR ARBITRATION............................................................4.5.2
SAFETY OF PERSONS AND PROPERTY................................................................10.2
SAFETY PRECAUTIONS AND PROGRAMS.................................................4.2.3, 4.2.7, 10.1
Samples, Definition of......................................................................3.12.3
SAMPLES, SHOP DRAWINGS, PRODUCT DATA AND........................................3.11,  3.12, 4.2.7
SAMPLES AT THE SITE, DOCUMENTS AND............................................................3.11
SCHEDULE OF VALUES......................................................................9.2, 9.3.1
Schedules, Construction.......................................................................3.10
Separate Contracts and Contractors..........1.1.4, 3.14.2, 4.2.4, 4.5.5, 6, 11.3.7, 12.1.2, 12.2.5
Shop Drawings, Definition of................................................................3.12.1
SHOP DRAWINGS, PRODUCT DATA AND SAMPLES..........................................3.11, 3.12, 4.2.7
SITE, USE OF....................................................................3.13, 6.1.1, 6.2.1




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
Site Inspections............................1.2.2, 3.3.4, 4.2.2, 4.2.9, 4.3.6, 9.8.2, 9.10.1, 13.5
Site Visits, Architect's .............................................4.2.2, 4.2.5, 4.2.9, 4.3.6,
                                                          9.4.2, 9.5.1, 9.8.2, 9.9.2, 9.10.1, 13.5
Special Inspections and Testing................................................4.2.6, 12.2.1, 13.5
SPECIFICATIONS, Definition of the............................................................1.1.6
SPECIFICATIONS, THE..........................................1.1.1, 1.1.6, 1.1.7, 1.2.4, 1.3, 3.11
Statutes of Limitations......................................................4.5.4.2, 12.2.6, 13.7
Stopping the Work.............................................2.3., 4.3.7, 9.7, 10.1.2, 10.3, 14.1
Stored Materials..........................................6.2.1, 9.3.2, 10.2.1.2, 11.3.1.4, 12.2.4
Subcontractor, Definition of.................................................................5.1.1
SUBCONTRACTORS...................................................................................5
Subcontractors, Work by......................................................1.2.4, 3.3.2, 3.12.1,
                                                                                   4.2.3, 5.3, 5.4
SUBCONTRACTUAL RELATIONS.................................................5.3, 5.4, 9.3.1.2, 9.6.2,
                                    9.6.3, 9.6.4, 10.2.1, 11.3.7, 11.3.8, 14.1.1, 14.2.1.2, 14.3.2
Submittals...............................1.3, 3.2.3, 3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3, 7.3.6,
                                          9.2, 9.3.1, 9.8.2, 9.9.1, 9.10.2, 9.10.3, 10.1.2, 11.1.3
SUBROGATION, WAIVERS OF......................................................6.1.1, 11.3.5, 11.3.7
SUBSTANTIAL COMPLETION...............................................4.2.9, 4.3.5.2, 8.1.1, 8.1.3,
                                                           8.2.3, 9.8, 9.9.1, 12.2.1, 12.2.2, 13.7
Substantial Completion, Definition of........................................................9.8.1
Substitution of Subcontractors........................................................5.2.3, 5.2.4
Substitution of Architect....................................................................4.1.3
Substitution of Materials....................................................................3.5.1
Sub-subcontractor, Definition of.............................................................5.1.2
Subsurface Conditions........................................................................4.3.6
SUCCESSORS AND ASSIGNS........................................................................13.2
SUPERINTENDENT.........................................................................3.9, 10.2.6
SUPERVISION AND CONSTRUCTION PROCEDURES...........................................1.2.4, 3.3, 3.4,
                                  4.2.3, 4.3.4, 6.1.3, 6.2.4, 7.1.3, 7.3.4, 8.2, 8.3.1, 10, 12, 14
Surety...............................................4.4.1, 4.4.4, 5.4.1.2, 9.10.2, 9.10.3, 14.2.2
Surety, Consent of...........................................................9.9.1, 9.10.2, 9.10.3
Surveys..............................................................................2.2.2, 3.18.3
SUSPENSION BY THE OWNER FOR CONVENIENCE.......................................................14.3
Suspension of the Work................................................4.3.7, 5.4.2, 14.1.1.4, 14.3
Suspension or Termination of the Contract.......................................4.3.7, 5.4.1.1, 14
TAXES.................................................................................3.6, 7.3.6.4
TERMINATION BY THE CONTRACTOR.................................................................14.1
TERMINATION BY THE OWNER FOR CAUSE...................................................5.4.1.1, 14.2
Termination of the Architect.................................................................4.1.3
Termination of the Contractor...............................................................14.2.2
TERMINATION OR SUSPENSION OF THE CONTRACT.......................................................14
TESTS AND INSPECTIONS.....................................3.3.3, 4.2.6, 4.2.9, 9.4.2, 12.2.1, 13.5
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
TIME.............................................................................................8
TIME, DELAYS AND EXTENSIONS OF...................................................4.3.8, 7.2.1, 8.3
Time Limits, Specific.......................................2.1.2, 2.2.1, 2.4, 3.10, 3.11, 3.15.1,
                                   4.2.1, 4.2.11, 4.3, 4.4, 4.5, 5.3, 5.4, 7.3.5, 7.3.9, 8.2, 9.2,
                          9.3.1, 9.3.3, 9.4.1, 9.6.1, 9.7, 9.8.2, 9.10.2, 11.1.3, 11.3.6, 11.3.10,
                                                         11.3.11, 12.2.2, 12.2.4, 12.2.6, 13.7, 14
TIME LIMITS ON CLAIMS.........................................4.3.2, 4.3.3, 4.3.6, 4.3.9, 4.4, 4.5
Title to Work.........................................................................9.3.2, 9.3.3
UNCOVERING AND CORRECTION OF WORK...............................................................12
UNCOVERING WORK...............................................................................12.1
Unforseen Conditions............................................................4.3.6, 8.3.1, 10.1
Unit Prices.........................................................................7.1.4, 7.3.3.2
Use of Documents....................................................1.1.1, 1.3, 2.2.5, 3.12.7, 5.3
USE OF SITE ....................................................................3.13, 6.1.1, 6.2.1
VALUES, SCHEDULE OF.....................................................................9.2, 9.3.1
WAIVER OF CLAIMS: FINAL PAYMENT...............................................4.3.5, 4.5.1, 9.10.3
Waiver of Claims by the Architect...........................................................13.4.2
Waiver of Claims by the Contractor..........................................9.10.4, 11.3.7, 13.4.2
Waiver of Claims by the Owner.................................................4.3.5, 4.5.1, 9.9.3,
                                                            9.10.3, 11.3.3, 11.3.5, 11.3.7, 13.4.2
Waiver of Liens.............................................................................9.10.2
Waivers of Subrogation.......................................................6.1.1, 11.3.5, 11.3.7
WARRANTY and Warranties................................................................3.5, 4.2.9,
                                                    4.3.5.3, 9.3.3, 9.8.2, 9.9.1, 12.2.2, 13.7.1.3
Weather Delays.............................................................................4.3.8.2
WHEN ARBITRATION MAY BE DEMANDED.............................................................4.5.4
Work, Definition of..........................................................................1.1.3
Written Consent...............................................1.3.1, 3.12.8, 3.14.2, 4.1.2, 4.3.4,
                               4.5.5, 9.3.2, 9.8.2, 9.9.1, 9.10.2, 9.10.3, 10.1.2, 10.1.3, 11.3.1,
                                                                   11.3.1.4, 11.3.11, 13.2, 13.4.2
Written Interpretations......................................................4.2.11, 4.2.12, 4.3.7
WRITTEN NOTICE..........................................2.3, 2.4, 3.9, 3.12.8, 3.12.9, 4.3, 4.4.4,
                                 4.5, 5.2.1, 5.3, 5.4.1.1, 8.2.2, 9.4.1, 9.5.1, 9.7, 9.10, 10.1.2,
                                            10.2.6, 11.1.3, 11.3, 12.2.2, 12.2.4, 13.3, 13.5.2, 14
Written Orders................................................................2.3, 3.9, 4.3.7, 7,
                                                         8.2.2, 11.3.9, 12.1, 12.2, 13.5.2, 14.3.1
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